SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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GARTMORE VARIABLE INSURANCE TRUST

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GARTMORE VARIABLE INSURANCE TRUST

Comstock GVIT Value Fund
Dreyfus GVIT International Value Fund
Dreyfus GVIT Mid Cap Index Fund
Federated GVIT High Income Bond Fund
Gartmore GVIT Developing Markets Fund
Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT Growth Fund
Gartmore GVIT International Growth Fund
Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Mid Cap Growth Fund
Gartmore GVIT Money Market Fund
Gartmore GVIT Money Market Fund II
Gartmore GVIT Nationwide Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund
GVIT Equity 500 Index Fund
GVIT Small Company Fund
GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund
J.P. Morgan GVIT Balanced Fund
Van Kampen GVIT Multi Sector Bond Fund

IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders scheduled for December 23, 2004, at 9:15 a.m., Eastern time. The enclosed materials discuss two proposals to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement, and proxy card/voting instruction form. A proxy card/voting instruction form, in essence, is a ballot. When you vote your proxy/voting instruction form by signing and returning your proxy card/voting instruction form, it indicates how you wish to vote on important issues relating to one of the Gartmore Funds (each, a “Fund,” and together, the “Funds”), each a series of Gartmore Variable Insurance Trust (the “Trust”).

      We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, please fill out and sign the proxy card(s)/voting instruction forms and return the card(s)/forms so that we know how you would like to vote.

      We welcome your comments. If you have any questions, call Gartmore Variable Insurance Trust at 1-800/848-0920.

TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

GARTMORE VARIABLE INSURANCE TRUST

1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(800) 848-0920

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of each Fund of Gartmore Variable Insurance Trust and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of any of these Funds:

      Notice is hereby given that a Special Meeting of Shareholders of each of the series or portfolios (singly, a “Fund,” and collectively, the “Funds”) of Gartmore Variable Insurance Trust, a Massachusetts business trust (the “Trust”), will be held on Thursday, December 23, 2004, at 9:15 a.m., Eastern time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

1. To elect a Board of Trustees;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust; and

3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

By Order of the Board of Trustees,

Eric E. Miller, Secretary

October 29, 2004

YOUR VOTE IS IMPORTANT! WE URGE YOU TO COMPLETE, SIGN, AND RETURN AS SOON AS POSSIBLE THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

Page

GENERAL VOTING INFORMATION	1
Who is asking for my vote?	1
Who is eligible to vote?	1
On what issues am I being asked to vote?	1
How do the Trustees recommend that I vote?	2
How do I ensure that my vote is accurately recorded?	2
May I revoke my proxy/voting instructions?	2
How may I get more information about the Trust and the Funds?	2
PROPOSAL 1 — ELECTION OF TRUSTEES	3
How are nominees selected?	3
Who are the nominees for Trustee?	4
How often do the Trustees meet and what are they paid?	8
How may I communicate with the Board?	10
What are the other Committees of the Board of Trustees?	10
Who are the Executive Officers of the Trust?	11
PROPOSAL 2 — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST	11
What will the Reorganization mean for the Funds and for you?	12
Why are the Trustees recommending approval of the Plan and the Reorganization?	12
How do the Massachusetts business trust law and the Trust’s governing documents compare to the Delaware statutory trust law and the DE Trust’s governing documents?	12
What are the procedures and consequences of the Reorganization?	14
What effect will the Reorganization have on the current investment advisory agreements?	14
What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?	14
What is the effect of shareholder approval of the Plan?	15
What is the capitalization and structure of the DE Trust?	15
Who will bear the expenses of the Reorganization?	16
Are there any tax consequences for shareholders?	16
What if I choose to sell my shares at any time?	16
What is the effect of my voting “For” the Plan?	16
FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST	17
The Investment Advisers	17
Fund Administrator and Transfer Agent	18
Distributor	18
ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS	18
Principal Shareholder	18
Audit Committee	18
FURTHER INFORMATION ABOUT VOTING AND THE MEETING	20
EXHIBIT A: Share Information as of September 30, 2004	A-1
EXHIBIT B: Form of Agreement and Plan of Reorganization	B-1
EXHIBIT C: A Comparison of Governing Documents and State Law	C-1
EXHIBIT D: Principal Shareholders as of September 30, 2004	D-1

GARTMORE VARIABLE INSURANCE TRUST

PROXY STATEMENT

GENERAL VOTING INFORMATION

Who is asking for my vote?

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Gartmore Variable Insurance Trust, a Massachusetts business trust (the “Trust”), to be used in connection with a Special Meeting of Shareholders (the “Meeting”) of all currently offered series or portfolios of the Trust (singly a “Fund” and collectively the “Funds”) to be held at 9:15 a.m., Eastern time, on Thursday, December 23, 2004. The Meeting will be conducted at the Trust’s principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

      This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and certain other insurance companies (collectively, the “Participating Insurance Companies”) from owners of certain variable annuity contracts and variable life insurance policies (collectively, “variable contracts”) having contract values allocated to a subaccount of a Participating Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

      The Board of Trustees has fixed the close of business on September 30, 2004, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. In addition, variable contract owners of record on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

      This Proxy Statement, Notice of Special Meeting, proxy cards, and voting instruction forms were first mailed to shareholders and variable contract owners on or about November 8, 2004.

      For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both variable contract owners who invest in the Funds through their variable contracts as well as the Participating Insurance Companies and the other direct shareholders of the Funds.

On what issues am I being asked to vote?

      The following table summarizes the proposals on which shareholders are being asked to vote and indicates that Proposals 1 and 2 will each be voted upon by all Funds as a group.

Shareholders Who Will Vote
Proposal	Brief Description of Proposal	on the Proposal

Proposal 1	To elect a Board of Trustees	Shareholders of all Funds voting together as a group
Proposal 2	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust	Shareholders of all Funds voting together as a group

      The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

      The Trustees recommend that you vote FOR each proposal.

How do I ensure that my vote is accurately recorded?

      Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form. Your proxy card/voting instruction form must be received by the Trust or its proxy agent by 5:00 p.m., Eastern time, on December 22, 2004, in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed, including applicable deadlines for voting.

      The persons named as proxies on the enclosed proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote in favor of the proposal(s) to which the proxy relates.

      With respect to the Participating Insurance Company separate accounts, the Participating Insurance Companies will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. The Participating Insurance Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider the voting instructions’ timely receipt as an instruction to vote in favor of the proposal(s) to which the voting instructions relate.

May I revoke my proxy/voting instructions?

      Shareholders may revoke previously submitted proxies at any time prior to the Meeting by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

      Variable contract owners may revoke previously submitted voting instructions given to their Participating Insurance Company at any time prior to the Meeting by (i) submitting to their Participating Insurance Company subsequently dated voting instructions, (ii) delivering to their Participating Insurance Company a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact their Participating Insurance Company at the phone number set forth in their variable contract or the prospectus for their variable contract for further information on how to revoke voting instructions, including any applicable deadlines.

How may I get more information about the Trust and the Funds?

      The Trust will furnish, without charge, a copy of the Trust’s most recent annual reports to shareholders and semi-annual reports to shareholders, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800) 848-0920.

PROPOSAL 1 — ELECTION OF TRUSTEES

      The purpose of this Proposal is to elect a Board of Trustees for the Trust (the “Board” or the “Trustees”). The Proposal is being submitted to shareholders in part to accommodate the expected retirement during 2005 of three members of the Board pursuant to the Trust’s retirement policy.

      For purposes of this Proxy Statement, the term “Gartmore Fund Complex” includes Gartmore Mutual Funds (“GMF”) and Gartmore Mutual Funds II, as well as the Trust. The Board of Trustees recommends that you vote FOR all nominees for Trustee.

How are nominees selected?

      The Board has a Nominating and Fund Governance Committee (the “NFGC”), consisting of Paula H.J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, and Thomas J. Kerr, IV (Chairman), none of whom is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Trust are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Trust are referred to as the “Interested Trustees.”

      The NFGC is responsible, among other things, for: (1) the selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); and (2) the periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity, or skill sets. The NFGC met six times during the past fiscal year and has adopted a written charter that can be found on the Trust’s website at http://www.gartmorefunds.com.

      The NFGC evaluates each candidate’s professional background and work experience, professional competencies, time availability, and commitment. Among the core professional competencies and abilities that the NFGC considers relevant in making the NFGC’s recommendations on Board membership are a person’s: (a) personal integrity; (b) ability to act independently of the Trust’s investment advisers and other affiliates; (c) business judgment; (d) investment background; (e) accounting/finance background; (f) work ethic; (g) recent experience on corporate or other institutional oversight bodies having similar responsibilities; and (h) availability. In addition, the NFGC takes into account the candidate’s participation in community, charitable or other similar activities, diversity, business experience, and the ability of the candidate to serve on the Board for a reasonable amount of time.

      When the Board has or expects to have a vacancy, the NFGC receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as Trustees, including any recommendations by shareholders. The individuals recommended by shareholders are evaluated based upon the same criteria described above. To date, the NFGC has been able to identify from its own resources an ample number of qualified candidates. In addition, to date the Trustees have not received any recommendations for nominees from shareholders.

      Pursuant to the Trust’s “Policy Regarding Shareholder Submissions of Trustee Candidates,” in the event there is a vacancy or an anticipated vacancy in the near future, the NFGC will review shareholders’ recommendations to fill vacancies on the Board if these recommendations are submitted in writing, signed by the shareholder, and addressed to the Secretary of the Trust, at the Trust’s offices — 1200 River Road, Suite 1000, Conshohocken, PA 19428.

      These shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund in which the shares are owned; (d) whether the proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of Trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Who are the nominees for Trustee?

      Each of the nominees (except for Ms. Dryden, Ms. Jacobs, and Mr. McCarthy) presently is a Trustee of the Trust; Mr. Baresich, a current trustee, was recommended to the NFGC by an affiliate of the Trust’s investment advisers. Mr. Baresich will be standing for election by shareholders for the first time at the Meeting. Ms. Dryden was recommended to the NFGC by Fund counsel, and Ms. Jacobs and Mr. McCarthy were referred and recommended by business contacts of the Trust’s investment advisers. Among the nominees standing for election, only Paul J. Hondros and Arden L. Shisler would be deemed to be Interested Trustees — the remaining nominees would be deemed to be Independent Trustees.

      With the exception of Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV, the terms of all nominees will continue until their successors are duly elected and qualified or until their earlier resignation, death, or retirement. Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV are subject to retirement in 2005 and, therefore, their terms are expected to continue until the time of their respective retirements.

      Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but, in case this should happen, the designated proxy holders will vote in their discretion for a substitute nominee or nominees.

      Listed below, for each nominee, are his or her name, age and address, position and length of service with the Trust, principal occupation during the past five years, and the number of funds in the Gartmore Fund Complex that he or she oversees, and any other directorships held by the nominee.

Nominees for Independent Trustees:

Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 56	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).(3)	84	None

Michael J. Baresich c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000, Conshohocken, PA 19428 Age 50	Trustee since March 2004	Mr. Baresich has been Chairman of the Board of Cokinetic Systems Corp. (software company) since July 2004. Prior thereto and since 2001, Mr. Baresich served as its Chief Executive Officer. From June 1999 through August 2001, Mr. Baresich was a Managing Director of Deutsche Bank. Prior to June 1999, Mr. Baresich was a Managing Director of Bankers Trust.	84	None

			Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 57	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. From March 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc., and Terex Corporation

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 64	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis Kay Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 57	Nominee	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to 2002.	84	None

Robert M. Duncan* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 77	Trustee since April 1987	Mr. Duncan is Vice President and Secretary Emeritus of The Ohio State University.	84	None

Barbara L. Hennigar* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 69	Trustee since July 2000	Retired since June 2000. Prior thereto, Ms. Hennigar was the Chairman or President and Chief Executive Officer of OppenheimerFunds Services and a member of the Executive Committee of OppenheimerFunds.	84	None

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 54	Nominee	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	84	None

			Number of
	Position(s)		Portfolios in
	Held with		the Gartmore	Other
	the Trust		Fund	Directorships
	and Length		Complex	Held by
	of Time	Principal Occupation(s)	Overseen by	Trustee or
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Nominee(2)

Thomas J. Kerr IV* c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 70	Trustee since October 1971	Dr. Kerr is President Emeritus of Kendall College.	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 49	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 57	Nominee	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84 (4)	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Trustee since 1995	Mr. Wetmore is a Managing Director of Updata Capital, an investment banking and venture capital firm.	84	None

*	Pursuant to the Trust’s retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.

(1)	The term of office is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

(2)	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3)	Mr. Allen owns a 51% interest in Graimark Realty Advisors, Inc., a 67% owner of G/W Jefferson-St Jean LLC (“Jefferson-St”), a real estate development company. Until July 28, 2004, Jefferson-St had a construction loan, guaranteed by Mr. Allen, in the principal amount of $12.5 million (“Construction Loan”), from Bank One, NA, obtained in August, 2002. On July 1, 2004, Bank One Corporation merged with and into J.P. Morgan Chase & Co. (the “Merger”). Bank One Corporation was the parent company of Bank One, N.A. J.P. Morgan Chase & Co. is the parent company of J.P. Morgan Investment

Management, Inc., subadviser of two of the Funds of the Trust. On July 28, 2004, the Construction Loan was refinanced with an unaffiliated permanent lender. Neither Mr. Allen nor the Trust’s management believes that the Construction Loan, secured well in advance of the Merger, and refinanced within 28 days following the completion of the Merger, should result in Mr. Allen’s being deemed to have a “material business relationship” with an investment adviser to the Trust.

(4)	Messrs. McCarthy and Hondros (see table below) are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

Nominees for Interested Trustees:

Number of
	Position(s)		Portfolios in
	Held with		the Gartmore
	the Trust		Fund	Other
	and Length		Complex	Directorships
	of Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age	Served(1)	During Past Five Years	Trustee	Trustee(2)

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Trustee and Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”)(3), Gartmore Investor Services, Inc. (“GISI”)(3), Gartmore Morley Capital Management, Inc. (“GMCM”)(3), Gartmore Morley Financial Services, Inc. (“GMFS”)(3), NorthPointe Capital, LLC (“NorthPointe”)(3), Gartmore Global Asset Management Trust (“GGAMT”)(3), Gartmore Global Investments, Inc. (“GGI”)(3), Gartmore Mutual Fund Capital Trust (“GMFCT”)(3), and Gartmore SA Capital Trust (“GSA”)(3); and a Director of Nationwide Securities, Inc.(3), as well as several entities within Nationwide Financial Services, Inc.	84 (4)	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 62	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.(3)	84	Director of Nationwide Financial Services, Inc.(3) (since 1996)

(1)	The term of office is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Board adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

(2)	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

(3)	This position is held with an affiliated person or principal underwriter of the Trust.

(4)	Messrs. McCarthy and Hondros (see table above) are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

      The following tables provide the dollar range of equity securities of each of the Funds and of all funds in the Gartmore Fund Complex beneficially owned by each Trustee and nominee for Trustee as of September 30, 2004.

Nominees for Independent Trustees

		Aggregate Dollar Range of Equity
		Securities and/or Shares in All
		Registered Investment Companies
	Dollar Range of Equity Securities	Overseen by the Trustee in Gartmore
Name of Nominee	and/or Shares in the Funds	Fund Complex

Charles E. Allen	$0	$10,001 – $50,000
Michael J. Baresich	$0	$50,001 – $100,000
Paula H.J. Cholmondeley	$0	$10,001 – $50,000
C. Brent DeVore	$0	over $100,000
Phyllis Kay Dryden	$0	$1 – $10,000
Robert M. Duncan	$0	over $100,000
Barbara L. Hennigar	$0	$10,001 – $50,000
Barbara I. Jacobs	$0	$10,001 – $50,000
Thomas J. Kerr IV	$0	over $100,000
Douglas F. Kridler	$0	$10,001 – $50,000
Michael D. McCarthy	$0	$0
David C. Wetmore	$0	over $100,000

Nominees for Interested Trustees

Aggregate Dollar Range of Equity
Securities and/or Shares in All
Registered Investment Companies
	Dollar Range of Equity Securities	Overseen by the Trustee in Gartmore
Name of Nominee	and/or Shares in the Funds	Fund Complex

Paul J. Hondros	over $100,000	over $100,000
Arden L. Shisler	over $100,000	over $100,000

      None of the nominees for Independent Trustee, nor their immediate family members, owns any securities of: (1) GMFCT and GGAMT, the investment advisers to the Funds (collectively, the “Investment Advisers”); (2) American Century Investments Management, Inc., Gartmore Global Partners, The Dreyfus Corporation, Neuberger Berman, LLC, Federated Investment Management Company, J.P. Morgan Investment Management Inc., Oberweis Asset Management, Inc., Van Kampen Asset Management Inc., Waddell & Reed Investment Management Company or SSgA Funds Management, Inc., the subadvisers to the Funds (collectively, the “Subadvisers”); (3) GDSI, the Funds’ principal underwriter; or (4) any company that controls, or is under common control with, the Investment Advisers, the Subadvisers, or GDSI.

How often do the Trustees meet and what are they paid?

      During the fiscal year ended December 31, 2003, there were four meetings of the Board. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. It is expected that the Board will meet at least quarterly at regularly-scheduled meetings during the current fiscal year. The Board does not currently have a formal policy regarding Trustee attendance at shareholder meetings. No Trustees attended the last shareholders meeting at which Trustees were elected, held in 2000. The Trust is not required to hold annual shareholders meetings.

      The Trustees receive fees and reimbursement for expenses of attending Board meetings from the Trust. Each Trustee, except Mr. Hondros, receives an annual retainer for serving as a member of the Board of the Trust (effective January 1, 2004, the annual retainer is $22,500; prior thereto the annual retainer was $15,000) and an annual retainer of $1,500 for serving as a member of any committee of the Board. Additionally, the “Lead Independent Trustee” is paid an annual fee for serving in that role (effective January 1, 2004, the annual retainer is $10,000, prior thereto the annual retainer was $5,000), the Audit Committee Chairperson is paid an annual fee of $3,500, and each other Committee Chairperson is paid an annual fee of $1,000.

      Each Trustee also received a flat fee of $2,500 for each in-person Board meeting attended, $2,000 per each in-person Committee meeting, and $1,000 per telephonic Board or Committee meeting if the Lead Independent Trustee or Committee Chairperson determines that the meeting is sufficiently substantive such that the members should be compensated for their preparation and participation. If a Board or Committee meeting for the Trust is held jointly for GMF, then the Trust and GMF will each pay one-half of the meeting fee.

      The Compensation Tables below set forth the total compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 2003. In addition, the Compensation Tables set forth the total compensation paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended December 31, 2003. The Trust has no pension or retirement benefits.

      Trust officers currently receive no compensation from the Trust in their capacity as officers. The Investment Advisers pay the salaries and expenses of Trust officers. Certain Trustees and officers of the Trust are shareholders of the Investment Advisers or one or more of their parent companies and may receive indirect remuneration due to their indirect participation in investment advisory fees and other fees received by the Investment Advisers and affiliates of the Investment Advisers.

Independent Trustees

	Aggregate Compensation	Total Compensation for the
Name of Trustee	from the Trust	Gartmore Fund Complex*

Charles E. Allen	$31,000	$63,000
Michael J. Baresich(1)	—	—
Paula H.J. Cholmondeley	23,750	48,750
C. Brent DeVore	29,500	59,000
Phyllis Kay Dryden(2)	N/A	N/A
Robert M. Duncan	30,500	61,000
Barbara L. Hennigar	31,000	62,000
Barbara I. Jacobs(2)	N/A	N/A
Thomas J. Kerr IV	31,500	63,000
Douglas F. Kridler	32,000	64,000
Michael D. McCarthy(2)	N/A	N/A
David C. Wetmore	32,500	66,000

Interested Trustees

	Aggregate Compensation	Total Compensation for the
Name of Trustee	from the Trust	Gartmore Fund Complex*

Paul J. Hondros	$0	$0
Arden L. Shisler	24,500	49,000

(1)	Mr. Baresich was appointed as a Trustee of the Trust effective March 2004. Mr. Baresich, therefore, received no compensation for the fiscal year ended December 31, 2003.

(2)	Ms. Dryden, Ms. Jacobs, and Mr. McCarthy are currently nominees for Independent Trustee and were not trustees of the Trust during the past fiscal year. They, therefore, received no compensation for the fiscal year ended December 31, 2003.

*	On December 31, 2003, the Gartmore Fund Complex included three trusts comprised of 85 investment company funds or series.

How may I communicate with the Board?

      Pursuant to the Trust’s “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust,” a shareholder of the Trust (including contract owners) wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Gartmore Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

      The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

      The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board, because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

What are the other Committees of the Board of Trustees?

      The Board of Trustees has three standing committees in addition to the NFGC discussed above: (1) the Audit Committee; (2) the Pricing and Valuation Committee; and (3) the Performance Committee. The Audit Committee and its members are discussed below under “Additional Information About the Trust and the Funds — Audit Committee.”

      The purposes of the Pricing and Valuation Committee are: (a) to oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; and (b) to oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series. The Pricing and Valuation Committee met five times during the past fiscal year and currently consists of the following Trustees: Mr. Baresich (who was not a Trustee of the Trust during the Trust’s fiscal year ended December 31, 2003, and who became a Trustee effective as of March 11, 2004), Ms. Hennigar, Mr. Kridler (Chairman), and Mr. Shisler, each of whom is an Independent Trustee other than Mr. Shisler who is an Interested Trustee.

      The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds, and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including, for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees, as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust’s Funds and the Trust and GMF, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, and Mr. Kridler, each of whom is an Independent Trustee.

Who are the Executive Officers of the Trust?

      The following table sets forth certain information with respect to the executive officers of the Trust.

Position(s) Held with
the Trust and Length
Name, Address and Age	of Time Served	Principal Occupation(s) During Past Five Years

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 Age 55	Chairman since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including GDSI, GISI, GMCM, GMFS, NorthPointe, GGAMT, GGI, GMFCT and GSA, and a Director of Nationwide Securities, Inc., as well as several entities within Nationwide Financial Services, Inc., each of whom is an affiliated person of the Trust.

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 Age 45	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Prior thereto, Mr. Krulikowski served as Chief Compliance Officer of 1717 Capital Management Company/Provident Mutual Insurance Company.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Conshohocken, PA 19428 Age 52	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI(1), GMFCT(1) and GSA(1). Prior to July 2000, Mr. Holland was Vice President for First Data Investor Services, an investment company service provider.

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road Conshohocken, PA 19428 Age 50	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI(1), GMFCT(1), and GSA(1) since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronon Stevens & Young, LLP. Prior to August 2000, Mr. Miller served as Senior Vice President and Deputy General Counsel at Delaware Investments.

(1)	This position is held with an affiliated person or principal underwriter of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT

YOU VOTE “FOR” ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

      The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the “Plan”), substantially in the form attached to this Proxy Statement as Exhibit B, which would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named “Gartmore Variable Insurance Trust” (the “DE Trust”). As of the effective date of the Reorganization, the DE Trust will have series that correspond to each of the then current Funds of the Trust and that will have the same names as their corresponding Fund (each a “DE Fund” and, together, the “DE Funds”).

What will the Reorganization mean for the Funds and for you?

      If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated the Trust and the Funds, except as otherwise described below. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder’s or variable contract owner’s investment in the Trust and the Funds would not change.

Why are the Trustees recommending approval of the Plan and the Reorganization?

      The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized a Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer’s Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. Such filings are not required in Delaware. Delaware law also allows greater flexibility in drafting and amending an investment company’s governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees and regarding limiting the liability of one series for obligations of other series within the trust.

      Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

How do the Massachusetts business trust law and the Trust’s governing documents compare to the Delaware statutory trust law and the DE Trust’s governing documents?

      The following summary compares certain rights and characteristics of the shares of the Trust to the shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as Exhibit C to this proxy statement, which is entitled “A Comparison of Governing Documents and State Law.”

      Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide many benefits to the Trust and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the “Delaware Act”) are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund’s shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust’s governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

      The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”) streamline some of the provisions in the Trust’s Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to the Trust’s current operation as a Massachusetts business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

      Moreover, to the extent provisions in the DE Trust’s Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust’s Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware’s Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

      Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Trust provide for noncumulative voting in the election of their Trustees. Like the Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president or any vice-president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable and, in the sole discretion of the board, taking action upon any matter requested by shareholders at the request of shareholders holding not less than 10% of the DE Trust’s outstanding shares. A meeting of the shareholders for the purpose of electing trustees, or removing one or more trustees, also (i) may be called by the DE Trust Board, the chairperson of the DE Trust Board or such officers, and (ii) shall be called by the president or any vice-president of the DE Trust at the request of the shareholders holding not less than 10% of the DE Trust’s outstanding shares. Any shareholders’ meeting called at the request of shareholders shall be called and held, if, in the sole discretion of the DE Trust Board, the shareholders requesting the meeting make payment to the DE Trust of certain related expenses. With respect to shareholder rights to inspect a fund’s books and records, the Trust and the DE Trust each provides certain inspection rights to its shareholders. The DE Trust provides such rights at least to the extent required by applicable law. The Trust provides rights of inspection to the same extent as permitted to shareholders of a Massachusetts business corporation or as required by the 1940 Act.

      While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust’s Declaration of Trust, (i) all or substantially all of the DE Trust’s assets may be sold to another fund or trust in exchange for cash or securities (including securities of the other fund or trust in a reorganization) and (ii) the DE Trust or DE Fund may be liquidated or dissolved, in each case by the Trustees without shareholder approval, but only upon at least 30 days’ prior written notice to shareholders and, in the case of the sale of substantially all of the assets, unless such shareholder approval is required by the 1940 Act. These differences can reduce time delays and costs, including the costs of preparing proxy solicitation materials, soliciting proxies and holding a shareholders meeting. Under the Trust’s Declaration of Trust, shareholder approval is required for each of those actions.

      Massachusetts business trust law does not specifically provide that the shareholders of the Trust are not subject to any personal liability for any claims against, or liabilities of, the Trust solely by reason of being or having been a shareholder of the Trust or that the liabilities of one series are not enforceable against another series of that trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

What are the procedures and consequences of the Reorganization?

      Upon completion of the proposed Reorganization, the DE Trust will continue the business of the Trust, and each DE Fund: (i) will have the same investment goals, policies, and restrictions as those of its corresponding Fund existing on the date of the Reorganization; (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trust’s operations, the DE Trust will adopt the Trust’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

      The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of each Fund, will transfer all of its portfolio securities, any other assets and its liabilities to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Trust, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number, class, and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

      The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Trust, or if the Trustees abandon the Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the Reorganization is approved by shareholders, it is expected to be completed in the first half of 2005.

What effect will the Reorganization have on the current investment advisory agreements?

      As a result of the Reorganization, the DE Trust will be subject to new investment advisory agreements between the DE Trust and the Investment Advisers and to new subadvisory agreements among the DE Trust, the applicable Investment Advisers and the various subadvisers that will be identical in all material respects to the current investment advisory agreements between the Investment Advisers and the Trust and the current subadvisory agreements among the Trust, the Investment Advisers, and the applicable subadvisers, respectively. Specifically, such new agreements will provide for the same fees, and rights and responsibilities of the parties thereunder as the current agreements and have the same parties except as needed to reflect the change in the Trust’s state and form of organization.

What effect will the Reorganization have on the shareholder servicing agreements and distribution plans?

      The DE Trust, on behalf of the DE Funds, will enter into an agreement with Gartmore SA Capital Trust (“GSA”) and Gartmore Investors Services, Inc. (“GISI”), for fund administration, transfer agency, dividend disbursing, and shareholder services that is substantially identical to the agreement currently in place for the Trust with GSA and GISI. Gartmore Distribution Services, Inc. (“GDSI”), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for the Trust with GDSI.

      As of the effective date of the Reorganization, each DE Fund will have (1) a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund’s classes of shares and (2) an administrative services plan, which are identical in all material respects to the distribution plan and administrative services plan, respectively, currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution or administrative services plans as a result of the Reorganization.

What is the effect of shareholder approval of the Plan?

      Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. Theoretically, if the Plan is approved by shareholders and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust.

      In addition, certain Funds of the Trust employ a “manager of managers” structure which means that the Investment Adviser for those Funds may hire, replace, or terminate one or more subadvisers, not affiliated with the Investment Advisers, without shareholder approval. The Investment Advisers are able to do so pursuant to an order granted to the Trust and the Investment Advisers by the U.S. Securities and Exchange Commission on April 28, 1998 (1940 Act Release No. 23133) (the “Manager of Managers Exemptive Authority”). The use of the Manager of Managers Exemptive Authority for a Fund also requires the initial approval of shareholders of that Fund.

      The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate after the Reorganization. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. The Trustees, therefore, have determined that, by approving the Plan, you are also approving, for purposes of the 1940 Act: (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust; (2) new investment advisory agreements between the DE Trust and the Investment Advisers, which are identical in all material respects to the investment advisory agreements currently in place for the Funds; (3) new subadvisory agreements with respect to those DE Funds whose corresponding Funds currently have one or more subadvisers that are affiliated with the Investment Advisers, which agreements are identical in all material respects to the subadvisory agreements currently in place for the corresponding Funds; and (4) the use of the Manager of Managers Exemptive Authority by the applicable, corresponding DE Funds.

      Prior to the Reorganization, if the Plan is approved by shareholders of the Trust, the officers will cause the Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

      The DE Trust was formed as a Delaware statutory trust on October 1, 2004 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have separate series, each of which will correspond to the similarly named series of the Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

      As of the effective date of the Reorganization, as with the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (e.g., you will not owe any further money to the Trust to own your shares), and have no preemptive or subscription rights (e.g., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as the Trust.

Who will bear the expenses of the Reorganization?

      Since the Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization up to $200,000, including the estimated costs associated with soliciting proxies with respect to this proposal, shall be paid by the Trust (and, therefore, indirectly by shareholders and variate contract owners), whether or not the Reorganization is approved by shareholders. The Investment Advisers have agreed to pay any expenses incurred in the Reorganization in excess of $200,000.

Are there any tax consequences for shareholders?

      The Reorganization is designed to be “tax-free” for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trust, the Funds, the DE Trust, or the DE Funds, or to their shareholders.

      As a result of the Reorganization, there may be adverse tax consequences in a foreign country, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign country treats the Reorganization as a “sale” and “purchase” of portfolio securities that are registered in that country, the applicable Fund may be required to pay taxes on any capital gains arising from the “sale” of those portfolio securities. Similarly, such treatment by a foreign country may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that country to offset future capital gains, if any, incurred on securities registered in that country. The Trust, however, does not believe that any Fund or any Fund shareholders will experience a materially adverse impact as a result of a foreign country’s tax treatment of the Reorganization.

What if I choose to sell my shares at any time?

      A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

What is the effect of my voting “For” the Plan?

      By voting “FOR” the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, investment advisory and subadvisory agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee on shares you receive of the corresponding DE Fund. The Reorganization will not affect any rights under, or the terms of, any variable contract you may own.

THE BOARD OF TRUSTEES RECOMMENDS

THAT YOU VOTE “FOR” PROPOSAL 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER

SERVICE PROVIDERS TO THE TRUST

The Investment Advisers

      The Investment Advisers and subadvisers for the Funds are as follows:

Funds Advised by GGAMT	Subadviser, if any

Gartmore GVIT Developing Markets
Fund, Gartmore GVIT Emerging Markets
Fund, Gartmore GVIT Global Financial
Services Fund, Gartmore GVIT Global
Utilities Fund, Gartmore GVIT Global
Small Companies Fund and Gartmore
GVIT International Growth Fund	Gartmore Global Partners (“GGP”)(1)

Funds Advised by GMFCT	Subadviser, if any

Gartmore GVIT Global Technology and
Communications Fund, Gartmore GVIT
Government Bond Fund, Gartmore GVIT
Growth Fund, Gartmore GVIT Investor
Destinations Aggressive Fund,
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund, Gartmore
GVIT Investor Destinations Moderate
Fund, Gartmore GVIT Investor
Destinations Moderately Conservative
Fund, Gartmore GVIT Investor
Destinations Conservative Fund,
Gartmore GVIT Mid Cap Growth Fund,
Gartmore GVIT Money Market Fund,
Gartmore GVIT Money Market Fund II,
Gartmore GVIT Nationwide Fund,
Gartmore GVIT Nationwide Leaders
Fund, and Gartmore GVIT U.S. Growth
Leaders Fund	None
Comstock GVIT Value Fund	Van Kampen Asset Management, Inc. (“VKAM”)
Federated GVIT High Income Bond Fund	Federated Investment Management Company
(“Federated”)
Gartmore GVIT Worldwide Leaders Fund	GGP(1)
Dreyfus GVIT Mid Cap Index Fund	The Dreyfus Corporation (“Dreyfus”)
J.P. Morgan GVIT Balanced Fund	J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Van Kampen GVIT Multi Sector Bond Fund	VKAM
GVIT Small Cap Value Fund	Dreyfus and J.P. Morgan
GVIT Small Cap Growth Fund	Waddell & Reed Investment Management Company (“WRIMCO”), and Oberweis Asset Management, Inc. (“OAM”)
GVIT Small Company Fund	American Century Investments, Inc., Dreyfus, MSIM, Neuberger Berman, WRIMCO and GGP
GVIT Equity 500 Index Fund	SSgA Funds Management, Inc.
Dreyfus GVIT International Value Fund	Dreyfus

(1)	These subadvisers are affiliated entities of GMFCT and GGAMT.

      GMFCT, GGAMT, and GGP are located at 1200 River Road, Suite 1000, Conshohocken, PA 19428. VKAM is located at 1221 Avenue of the Americas, New York, NY 10020. Federated is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Dreyfus is located at 200 Park Avenue, New York, NY 10166. J.P. Morgan is located at 522 Fifth Avenue, New York, NY 10036. WRIMCO is located at 6300 Lamar Avenue, Shawnee Mission, KS 66201-9217. OAM is located at 951 Ice Cream Drive, Suite 200, North Aurora, IL 60542. American Century Investments, Inc. is located at 4500 Main Street, Kansas City, MO 64111. Neuberger Berman is located at 605 Third Avenue, New York, NY 10158. SSgA Funds Management, Inc. is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

      GMFCT is a wholly-owned subsidiary of GGI, which in turn is an indirect, majority-owned subsidiary of GGAMT. GGI is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders. The address for Nationwide Corporation, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

Fund Administrator and Transfer Agent

      GSA provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares and preparation of financial statements, tax returns and regulatory reports. Gartmore Investor Services, Inc. (“GISI”) serves as the transfer agent for each of the Funds. GSA and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

      Sub-Administrator and Sub-Transfer Agent. GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. (“BISYS”), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

Distributor

      Gartmore Distribution Services, Inc. (“GDSI”), located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, serves as the Funds’ principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. GDSI receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds’ Class II and Class VI Shares and on all shares of Gartmore GVIT Money Market Fund II.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholder

      On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.

      As of the Record Date, to the Trust’s knowledge, no person, other than those listed on Exhibit D to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

Audit Committee

      Audit Committee and Independent Auditors. The Trust’s Audit Committee is responsible for the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust’s financial reports and internal accounting. The Audit Committee is also responsible for: (a) acting as a liaison between the Trust’s independent auditors and the Board; (b) approving the engagement of the Trust’s independent auditors (i) to render audit and non-audit services for the Trust and (ii) to render non-audit services for the Investment Advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Investment Advisers if the engagement relates to the Trust’s operations and financial reporting; and (c) meeting and considering the reports of the Trust’s independent auditors. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.

      The Audit Committee consists of Paula H.J. Cholmondeley (Chairperson), Charles E. Allen, and David C. Wetmore, each of whom is an Independent Trustee. The Audit Committee met six times during the past fiscal year. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP (“PwC”) as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if PwC wishes, and will be available should any matter arise requiring PwC’s presence.

      Audit Fees. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $320,625 for the fiscal year ended December 31, 2003, and $258,250 for the fiscal year ended December 31, 2002.

      Audit-Related Fees. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under “Audit Fees” above were $9,000 for the fiscal year ended December 31, 2003, and $0 for the fiscal year ended December 31, 2002. The services for which these fees were paid included security counts under Rule 17f-2 of the 1940 Act.

      In addition, PwC was engaged for audit-related services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $74,900 for the fiscal year ended December 31, 2003, and $0 for the fiscal year ended December 31, 2002. None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.

      Tax Fees. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $92,500 for the fiscal year ended December 31, 2003, and $84,500 for the fiscal year ended December 31, 2002. The services for which these fees were paid included preparation of federal and excise tax returns for the Funds and review of the excise tax distribution.

      In addition, the Audit Committee pre-approves PwC’s engagements for tax services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. However none of these services were performed for the fiscal years ended December 31, 2003, and 2002.

      All Other Fees. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $50,000 for the fiscal year ended December 31, 2003, and $28,080 for the fiscal year ended December 31, 2002. The services for which these fees were paid included services related to review of N-14 registration statement relating to fund mergers and agreed upon procedures relating to those mergers and general accounting consultation matters.

      In addition, the Audit Committee also pre-approves PwC’s engagements for other services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal years ended December 31, 2003, and December 31, 2002.

      Audit Committee Pre-Approval Policies and Procedures. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the “Pre-Approval Procedures”). Pursuant to these Pre-

Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to the Investment Advisers and affiliates of the Investment Advisers that provide ongoing services to the Trust (the “Service Affiliates”) if the services directly impact the Trust’s operations and financial reporting.

      Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust’s financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust’s Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a “designated member”), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

      Aggregate Non-Audit Fees. The aggregate non-audit fees (not including audit related fees) billed by PwC for services rendered to the Trust, to the Investment Advisers, or to any entity controlling, controlled by, or under common control with the Investment Advisers that provides ongoing services to the Trust were $142,500 for the fiscal year ended December 31, 2003, and $84,500 for the fiscal year ended December 31, 2002.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

      Solicitation of Proxies. The Trust will generally pay all of the costs in connection with the solicitation of proxies from shareholders of the Trust and voting instructions from variable contract owners, including the fees of a proxy solicitation firm. However, the Investment Advisers have agreed with the Trust to pay for any expenses associated with the Reorganization (including any proxy/voting instruction solicitation fees) that exceed $200,000. The Trust may retain Georgeson Shareholder Communications, Inc. (“Georgeson”), a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions from variable contract owners. If Georgeson is retained to assist with the solicitation of voting instructions, it is expected that soliciting fees would not exceed $300,000, including out-of-pocket expenses. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy or your Participating Insurance Company does not receive your voting instructions by a certain time, you may receive a telephone call from Georgeson asking you to vote. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Advisers or the Participating Insurance Companies involved in the solicitation of proxies or voting instructions.

      Quorum. With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders of record (generally the Participating Insurance Companies) entitled to cast a majority of the shares of the Trust on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether a proposal has been approved for the Trust, abstentions will have the effect of a vote “against” Proposal 2 but no effect with respect to Proposal 1.

      The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto. As described above, however, the Participating Insurance Companies, as the shareholders of record of all of the Trust’s shares, are required to vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received by the Participating Insurance Company. Broker non-votes, therefore, will be so voted by a Participating Insurance Company just as any other shares for which the Participating Insurance Company does not receive voting instructions.

      Methods of Tabulation. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the shares voted at the Meeting (and will be voted upon by all shareholders as a group without regard to Fund). Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the outstanding shares of the Trust (and will be voted upon by all shareholders as a group without regard to Fund).

      Adjournment. If a quorum is not present at the Meeting for a particular Proposal, or if a quorum is present but sufficient votes to approve such Proposal are not received, then the persons named as proxies may vote to approve the Proposal for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for that Proposal for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

      Shareholder Proposals. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust’s proxy statement and form or forms of proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

EXHIBIT A

SHARE INFORMATION

As of September 30, 2004

Fund	Number of Shares Outstanding

Comstock GVIT Value Fund:
Class I shares	8,488,373.022
Class II shares	2,168,838.748
Class IV shares	4,843,993.279

Total	15,501,205.049

Dreyfus GVIT International Value Fund:
Class I shares	222,586.469
Class II shares	227,629.462
Class III shares	3,419,585.950
Class IV shares	4,986,616.470
Class VI shares	501,531.963

Total	9,357,950.314

Dreyfus GVIT Mid Cap Index Fund:
Class I shares	30,800,603.893
Class II shares	833,104.051
Class III shares	0

Total	31,633,707.944

Federated GVIT High Income Bond Fund:
Class I shares	34,554,015.530
Class II shares	0

Total	34,554,015.530

Gartmore GVIT Developing Markets Fund:
Class I shares	0
Class II shares	13,810,771.828

Total	13,810,771.828

Gartmore GVIT Emerging Markets Fund:
Class I shares	1,644,928.501
Class II shares	782,589.990
Class III shares	4,775,977.245
Class IV shares	440,637.879

Total	7,644,133.615

Gartmore GVIT Global Financial Services Fund:
Class I shares	298,405.418
Class II shares	148,282.189
Class III shares	1,499,965.453

Total	1,946,653.060

Fund	Number of Shares Outstanding

Gartmore GVIT Global Health Sciences Fund:
Class I shares	735,969.803
Class II shares	336,438.860
Class III shares	3,759,530.963
Class VI shares	370,103.067

Total	5,202,042.693

Gartmore GVIT Global Technology and Communications Fund:
Class I shares	3,941,805.749
Class II shares	773,558.056
Class III shares	5,828,872.356
Class VI shares	497,289.792

Total	11,041,525.953

Gartmore GVIT Global Utilities Fund:
Class I shares	210,525.243
Class II shares	105,486.302
Class III shares	2,091,900.363

Total	2,407,911.908

Gartmore GVIT Government Bond Fund:
Class I shares	108,987,034.728
Class II shares	1,556,039.434
Class III shares	608,524.509
Class IV shares	3,663,852.693

Total	114,815,451.364

Gartmore GVIT Growth Fund:
Class I shares	21,722,191.612
Class IV shares	3,581,148.445

Total	25,303,340.057

Gartmore GVIT International Growth Fund:
Class I shares	478,484.897
Class II shares	0
Class III shares	1,385,442.189

Total	1,863,927.086

Gartmore GVIT Investor Destinations Aggressive Fund:
Class II shares	23,019,114.017
Class VI shares	29,470.342

Total	23,048,584.359

Gartmore GVIT Investor Destinations Moderately Aggressive Fund:
Class II shares	54,027,110.748
Class VI shares	103,065.157

Total	54,130,175.905

Fund	Number of Shares Outstanding

Gartmore GVIT Investor Destinations Moderate Fund:
Class II shares	89,485,442.685
Class VI shares	721,273.799

Total	90,206,716.484

Gartmore GVIT Investor Destinations Moderately Conservative Fund:
Class II shares	36,092,052.595
Class VI shares	44,830.528

Total	36,136,883.123

Gartmore GVIT Investor Destinations Conservative Fund:
Class II shares	23,833,573.706
Class VI shares	110,910.898

Total	23,944,484.604

Gartmore GVIT Mid Cap Growth Fund:
Class I shares	5,752,871.666
Class II shares	471,353.265
Class III shares	45,796.883
Class IV shares	3,984,585.380

Total	10,254,607.194

Gartmore GVIT Money Market Fund:
Class I shares	1,528,891,735.001
Class IV shares	92,756,516.450
Class V shares	460,659,343.050

Total	2,082,307,594.501

Gartmore GVIT Money Market Fund II:
Total	295,568,141.270

Gartmore GVIT Nationwide Fund:
Class I shares	130,259,202.501
Class II shares	921,061.010
Class III shares	85,030.175
Class IV shares	15,376,126.759

Total	146,641,420.445

Gartmore GVIT Nationwide Leaders Fund:
Class I shares	60,093.496
Class II shares	0
Class III shares	633,019.323

Total	693,112.819

Fund	Number of Shares Outstanding

Gartmore GVIT U.S. Growth Leaders Fund:
Class I shares	542,356.161
Class II shares	804,480.567
Class III shares	3,069,107.520

Total	4,415,944.248

Gartmore GVIT Worldwide Leaders Fund:
Class I shares	2,661,726.177
Class II shares	0
Class III shares	744,844.384

Total	3,406,570.561

GVIT Equity 500 Index Fund:
Class I shares	0
Class II shares	0
Class IV shares	34,516,603.246

Total	34,516,603.246

GVIT Small Company Fund:
Class I shares	32,304,214.084
Class II shares	1,639,302.486
Class III shares	79,173.245
Class IV shares	1,786,652.887

Total	35,809,342.702

GVIT Small Cap Growth Fund:
Class I shares	10,649,110.126
Class II shares	1,011,182.676
Class III shares	86,726.315

Total	11,747,019.117

GVIT Small Cap Value Fund:
Class I shares	56,840,828.229
Class II shares	2,951,025.702
Class III shares	180,150.647
Class IV shares	4,357,394.354

Total	64,329,398.932

J.P. Morgan GVIT Balanced Fund:
Class I shares	19,439,934.085
Class IV shares	5,229,190.254

Total	24,669,124.339

Van Kampen GVIT Multi Sector Bond Fund:
Class I shares	0
Class III shares	23,854,943.165

Total	23,854,943.165

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN

GARTMORE VARIABLE INSURANCE TRUST, A MASSACHUSETTS
BUSINESS TRUST, AND GARTMORE VARIABLE INSURANCE TRUST,
A DELAWARE STATUTORY TRUST

      This Agreement and Plan of Reorganization (this “Agreement”) is made as of this           day of                     , 2004 by and between Gartmore Variable Insurance Trust, a Massachusetts business trust (the “MA-Trust”), and Gartmore Variable Insurance Trust, a Delaware statutory trust (the “DE-Trust”) (the MA-Trust and the DE-Trust are hereinafter collectively referred to as the “parties”).

      In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Plan of Reorganization.

      (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the MA-Trust, on behalf of itself and each of its separately designated series, as listed on Exhibit A hereto (collectively, the “MA-Funds”), will convey, transfer and deliver to the DE-Trust, on behalf of each of its separately designated series (collectively, the “DE-Funds”) (each of which corresponds to the MA-Fund with the same name, as set forth in Exhibit A), at the closing provided for in Section 2 (hereinafter referred to as the “Closing”), all of the MA-Trust’s then-existing assets, including the assets of the MA-Funds (the “Assets”). In consideration thereof, the DE-Trust, on behalf of each DE-Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding MA-Fund (including such MA-Fund’s pro rata portion of any obligation and liability of the MA Trust), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the corresponding DE-Fund; and (ii) to deliver to the MA-Trust, on behalf of each MA-Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding DE-Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, no par value, of that MA-Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganizations contemplated hereby are each intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The MA-Trust, on behalf of each MA-Fund, shall distribute to the MA-Funds’ shareholders the shares of the corresponding DE-Funds in accordance with this Agreement and the resolutions of the Board of Trustees of the MA-Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

      (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE-Trust will establish an open account on the records of the DE-Funds for each shareholder of the corresponding MA-Funds and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE-Funds equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the corresponding MA-Funds at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE-Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each DE-Fund shall be deemed to be the same as the net asset value per share of the corresponding class of shares of the corresponding MA-Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of an MA-Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding DE-Fund. Simultaneously with the crediting of the shares of the DE-Funds to the shareholders of record of the corresponding MA-Funds, the shares of the MA-Funds held by such shareholders shall be cancelled.

      (c) As soon as practicable after the Effective Date of the Reorganization, the MA-Trust shall take all necessary steps under Massachusetts business trust law to effect a complete dissolution of the MA-Trust.

      (d) The expenses of entering into and carrying out this Agreement will be borne by the MA-Trust to the extent not paid by its investment advisers or their affiliates.

2.	Closing and Effective Date of the Reorganization.

      The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE-Trust, on behalf of the DE-Funds, in exchange for the assumption and payment, when due, by the DE-Trust, on behalf of the DE-Funds, of the Liabilities of the corresponding MA-Funds; and (ii) the issuance and delivery of the DE-Funds’ shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the MA-Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree (“Effective Date of the Reorganization”). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the MA-Trust’s Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.                Conditions Precedent.

      The obligations of the MA-Trust and the DE-Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) (i) One or more post-effective amendments to the MA-Trust’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE-Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the MA-Trust’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the MA-Trust to a Delaware statutory trust shall have been filed with the Commission and the DE-Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganizations contemplated by this Agreement each qualify as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the MA-Funds, the DE-Funds or the shareholders of the MA-Funds or the DE-Funds;

(d) The MA-Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the MA-Trust, to the effect that (i) the DE-Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE-Trust and this Agreement, assuming due execution and delivery by the DE-Trust, is a legal, valid and binding agreement of the DE-Trust in accordance with its terms; and (iii) the shares of the DE-Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE-Trust;

(e) The DE-Trust shall have received the opinion of [Counsel,] dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE-Trust, to the effect that: (i) the MA-Trust is validly existing and is in [good standing] under the laws of the Commonwealth of Massachusetts; (ii) the MA-Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite business trust action of the MA-Trust and this Agreement, assuming due execution and delivery by the MA-Trust, is a legal, valid and binding agreement of the MA-Trust in accordance with its terms;

(f) The shares of the DE-Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding MA-Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the DE-Trust, on behalf of the DE Funds, of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the MA-Trust;

(h) The shareholders of the MA-Trust shall have voted to direct the MA-Trust to vote, and the MA-Trust shall have voted, as sole shareholder of each class of the DE-Trust, to:

(1) Elect as Trustees of the DE-Trust the following individuals: Messrs. Charles E. Allen, Michael J. Baresich, C. Brent DeVore, Robert M. Duncan, Paul J. Hondros, Thomas J. Kerr, Douglas F. Kridler, Michael D. McCarthy, David C. Wetmore, and Arden L. Shisler, Ms. Paula H.J. Cholmondeley, Ms. Phyllis Kay Dryden, Ms. Barbara L. Hennigar and Ms. Barbara I. Jacobs;

(2) Approve an Investment Advisory Agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and the DE-Trust which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMFCT and the MA-Trust;

(3) Approve an Investment Advisory Agreement between Gartmore Global Asset Management Trust (“GGAMT”) and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GGAMT and the MA-Trust; and

(4) Approve a Sub-Advisory Agreement between GGAMT and Gartmore Global Partners (“GGP”), which is substantially identical to the then-current Sub-Advisory Agreement between GGAMT and GGP with respect to certain MA-Funds;

(5) Approve a Sub-Advisory Agreement between GMFCT and GGP, which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and GGP with respect to certain MA-Funds; and

(6) Approve the use of the “multi-manager” structure on behalf of certain of the DE Funds pursuant to the order granted to the MA-Trust, GMFCT and GGAMT by the Commission on April 28, 1998 (1940 Act Release No. 23133) (the “Multi-Manager Exemptive Authority”);

(i) The Trustees of the DE-Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(1) Approval of the Investment Advisory Agreements described in paragraphs (h)(2) and (3) of this Section 3 between GMFCT and GGAMT (as the case may be) and the DE-Trust;

(2) Approval of the Sub-Advisory Agreements described in paragraph (h)(4) and (5) of this Section 3 hereof;

(3) Approval of the use of the Multi-Manager Exemptive Authority described in paragraph (h)(6) of this Section 3 hereof;

(4) Approval of the assignment to the DE-Trust of the Global Custody Agreement, dated April 4, 2003, as amended to date, between JP Morgan Chase Bank and the MA-Trust;

(5) Selection of PricewaterhouseCoopers LLP as the DE-Trust’s independent auditors for the fiscal year ending December 31, 2005;

(6) Approval of a Fund Administration and Transfer Agency Agreement among the DE-Trust, Gartmore SA Capital Trust and Gartmore Investors Services, Inc.;

(7) Approval of an Underwriting Agreement between the DE-Trust and Gartmore Distribution Services, Inc. (“GDSI”);

(8) Approval of forms of Fund Participation Agreement between GDSI and various insurance companies as such forms are used to date;

(9) Approval of (a) the Distribution Plan by the DE-Trust pursuant to Rule 12b-1 under the 1940 Act; (b) the Administrative Services Plan by the DE-Trust; and (c) the Rule 18f-3 Plan by the DE-Trust;

(10) Authorization of the issuance by the DE-Trust, on behalf of each DE Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each DE-Fund to the corresponding MA-Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the MA-Trust to vote on the matters referred to in paragraph (h) of this Section 3;

(11) Submission of the matters referred to in paragraph (h) of this Section 3 to the MA-Trust as sole shareholder of each class of each DE Fund; and

(12) Authorization of the issuance and delivery by the DE-Trust, on behalf of each DE-Fund, of shares of the DE-Funds on the Effective Date of the Reorganization and the assumption by the DE-Funds of the Liabilities of the corresponding MA-Funds in exchange for the Assets of the corresponding MA-Funds pursuant to the terms and provisions of this Agreement.

      At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the MA-Trust under this Agreement.

4.                Dissolution of the MA-Trust.

      Promptly following the consummation of the distribution of each class of shares of the DE-Funds to holders of the corresponding class of shares of the corresponding MA-Funds under this Agreement, the officers of the MA-Trust shall take all steps necessary under Massachusetts business trust law to dissolve its business trust status, including publication of any necessary notices to creditors, and filing for record with the Secretary of the Commonwealth of Ohio of a Notice of withdrawal.

5.                Termination.

      The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the MA-Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.                Entire Agreement.

      This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.                Further Assurances.

      The MA-Trust and the DE-Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.                Counterparts.

      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.                Governing Law.

      This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

      IN WITNESS WHEREOF, the MA-Trust and the DE-Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President, all as of the day and year first-above written.

GARTMORE VARIABLE INSURANCE TRUST,
a Massachusetts business trust

By

Name:
Title:

GARTMORE VARIABLE INSURANCE TRUST,
a Delaware statutory trust

By

Name:
Title:

Exhibit A

Corresponds to:
MA-Funds	DE-Funds

Comstock GVIT Value Fund	Comstock GVIT Value Fund
Dreyfus GVIT International Value Fund	Dreyfus GVIT International Value Fund
Dreyfus GVIT Mid Cap Index Fund	Dreyfus GVIT Mid Cap Index Fund
Federated GVIT High Income Bond Fund	Federated GVIT High Income Bond Fund
Gartmore GVIT Developing Markets Fund	Gartmore GVIT Developing Markets Fund
Gartmore GVIT Emerging Markets Fund	Gartmore GVIT Emerging Markets Fund
Gartmore GVIT Global Financial Services Fund	Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Health Sciences Fund	Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Global Small Companies Fund	Gartmore GVIT Global Small Companies Fund
Gartmore GVIT Global Technology and Communications Fund	Gartmore GVIT Global Technology and Communications Fund
Gartmore GVIT Global Utilities Fund	Gartmore GVIT Global Utilities Fund
Gartmore GVIT Government Bond Fund	Gartmore GVIT Government Bond Fund
Gartmore GVIT Growth Fund	Gartmore GVIT Growth Fund
Gartmore GVIT International Growth Fund	Gartmore GVIT International Growth Fund
Gartmore GVIT Investor Destinations Aggressive Fund	Gartmore GVIT Investor Destinations Aggressive Fund
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	Gartmore GVIT Investor Destinations Moderately Aggressive Fund
Gartmore GVIT Investor Destinations Moderate Fund	Gartmore GVIT Investor Destinations Moderate Fund
Gartmore GVIT Investor Destinations Moderately Conservative Fund	Gartmore GVIT Investor Destinations Moderately Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund	Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Mid Cap Growth Fund	Gartmore GVIT Mid Cap Growth Fund
Gartmore GVIT Money Market Fund	Gartmore GVIT Money Market Fund
Gartmore GVIT Money Market Fund II	Gartmore GVIT Money Market Fund II
Gartmore GVIT Nationwide Fund	Gartmore GVIT Nationwide Fund
Gartmore GVIT Nationwide Leaders Fund	Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund	Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Worldwide Leaders Fund	Gartmore GVIT Worldwide Leaders Fund
GVIT Equity 500 Index Fund	GVIT Equity 500 Index Fund
GVIT Small Company Fund	GVIT Small Company Fund
GVIT Small Cap Growth Fund	GVIT Small Cap Growth Fund
GVIT Small Cap Value Fund	GVIT Small Cap Value Fund
J.P. Morgan GVIT Balanced Fund	J.P. Morgan GVIT Balanced Fund
Van Kampen GVIT Multi Sector Bond Fund	Van Kampen GVIT Multi Sector Bond Fund

EXHIBIT C

A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

A Comparison of:

The Law Governing Delaware Statutory Trusts and

The Charter Documents of Gartmore Variable Insurance Trust
Under Such Law

With

The Law Governing Massachusetts Business Trusts and

The Charter Documents of Gartmore Variable Insurance Trust
Under Such Law

	Delaware Statutory Trust	Massachusetts Business Trust

Governing Documents/ Governing Body	A Delaware statutory trust (a “DST”) is formed by a governing instrument and the filing of a certificate of trust with the Delaware Secretary of State. The Delaware law governing a DST is referred to in this comparison as the “Delaware Act.”	A Massachusetts business trust (an “MBT”) is created by filing a declaration of trust with the Secretary of the Commonwealth of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

	A DST is an unincorporated association organized under the Delaware Act whose operations are governed by its governing instrument (which may consist of one or more instruments). Its business and affairs are managed by or under the direction of one or more trustees (referred to herein as the “trustees” or the “board”).	An MBT is an unincorporated association organized under the Massachusetts statute governing business trusts (the “Massachusetts Statute”) and is considered to be a hybrid, having characteristics of both corporations and common law trusts. An MBT’s operations are governed by a trust instrument and by-laws. The business and affairs of an MBT are managed by or under the direction of a board of trustees (referred to herein as the “trustees” or “the board”).

If a DST is, becomes, or will become, prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware; provided that notice that the DST is or will become such a registered investment company is set forth in the DST’s

	Delaware Statutory Trust	Massachusetts Business Trust

certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

	The governing instrument for the DST, Gartmore Variable Insurance Trust (the “DE Trust”), is comprised of an agreement and declaration of trust (the “DE Declaration”) and by-laws (the “DE By-Laws”). The DE Trust’s governing body is the board.	The governing instrument for the MBT, Gartmore Variable Insurance Trust (the “Trust”), is comprised of an Amended Declaration of Trust (the “MA Declaration”) and Amended By- Laws (the “MA By-Laws”). The Trust’s governing body is a board of trustees.

	Each trustee of the DE Trust holds office for the lifetime of the DE Trust or until such trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any such events, until the next meeting of shareholders called for the purpose of electing trustees, or consent of shareholders in lieu thereof for the election of trustees, and until the election and qualification of his or her successor.	The MA Declaration provides that, except in the event of resignation or removal (as described below), each trustee shall hold office until the next meeting of shareholders and until his successor is elected and qualified to serve as trustee.

Designation of Ownership Shares or Interests	Under the Delaware Act, the ownership interests in a DST are denominated as “beneficial interests” and are held by “beneficial owners.” However, there is flexibility as to how a governing instrument refers to “beneficial interests” and “beneficial owners” and the governing instrument may identify “beneficial interests” and “beneficial owners” as “shares” and “shareholders,” respectively.	Under the Massachusetts Statute, the ownership interests in an MBT are denominated as “beneficial interests” and are held by “beneficial owners.” However, there is flexibility as to how a governing instrument refers to “beneficial interests” and “beneficial owners” and the governing instrument may identify “beneficial interests” and “beneficial owners” as “shares” and “shareholders,” respectively.

	The DE Trust’s beneficial interests, without par value, are designated as “shares” and its beneficial owners are designated as “shareholders.” This comparison will use the “share” and “shareholder” terminology.	The Trust’s beneficial interests, without par value, are designated as “shares” and its beneficial owners are designated as “shareholders.” This comparison will use the “share” and “shareholder” terminology.

Series and Classes	Under the Delaware Act, the governing instrument may provide for classes, groups or series of shares, shareholders or trustees, having such relative rights, powers and duties as set forth in the governing instrument. Such classes, groups or series may be created in the DST’s governing instrument or otherwise	The Massachusetts Statute is largely silent as to an MBT’s ability to issue one or more series or classes of beneficial interests or any requirements for the creation of such series or classes, although the trust documents creating an MBT may provide methods or authority to create such series or classes without

Delaware Statutory Trust	Massachusetts Business Trust

in the manner provided in the governing instrument. No state filing is necessary and, unless required by the governing instrument, shareholder approval is not needed. Except to the extent otherwise provided in the governing instrument of a DST, where the DST is a registered investment company under the 1940 Act, any class, group or series of shares established by the governing instrument shall be a class, group or series preferred as to distributions or dividends over all other classes, groups or series with respect to assets specifically allocated to such class, group or series as contemplated by Section 18 (or any amendment or successor provision) of the 1940 Act and any regulations issued thereunder.	seeking shareholder approval.

The DE Declaration authorizes the board to divide the DE Trust’s shares into separate and distinct series and to divide a series into separate classes of shares as permitted by the Delaware Act. Such series and classes will have the rights, powers and duties set forth in the DE Declaration unless otherwise provided in resolutions of the board with respect to such series or class. The board may classify or reclassify any unissued shares or any shares of the DE Trust or any series or class, that were previously issued and are reacquired, into one or more series or classes that may be established and designated from time to time.	The MA Declaration authorizes an unlimited number of shares, which may be further divided into separate series or classes. The MA Declaration also provides that the trustees, in their discretion, may authorize the issuance of multiple series or classes, and the different series or classes shall be established and designated, and the variations in the relative rights and preferences as between the different series or classes shall be fixed and determined by the trustees, provided that all shares shall be identical except that there may be variations so fixed and determined between different series or classes as to investment objective, purchase price, rights of redemption and the price, terms and manner of redemption, special and relative rights as to dividends and on liquidation, conversion rights, conditions under which the several series or classes shall have separate voting rights or no voting rights, and such other matters, as the trustees deem appropriate. The trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any series or class into one or more other series, or one or more other classes that may be established and

Delaware Statutory Trust	Massachusetts Business Trust

designated from time to time. The trustees may hold as treasury shares (of the same or some other series or class), reissue for such consideration and on such terms as they may determine, or cancel any shares of any series or class reacquired by the Trust at their discretion from time to time.

The DE Declaration provides that the establishment and designation of any series or class shall be effective, without the requirement of shareholder approval, upon the adoption of a resolution by not less than a majority of the then board of trustees, which resolution shall set forth such establishment and designation and may provide, to the extent permitted by the Delaware Act, for rights, powers and duties of such series or class (including variations in the relative rights and preferences as between the different series and classes) otherwise than as provided in the DE Declaration. The board has approved resolutions that, together with the DE Declaration and the DE By-Laws, provide the shareholders of each series and class of the DE Trust with substantially the same rights, powers and duties, as the shareholders of the corresponding series and class of the Trust.	The MA Declaration provides that the establishment and designation of any series or class of shares shall be effective upon the execution by a majority of the then trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no shares outstanding of any particular series or class previously established and designated, the trustees may, by an instrument executed by majority of their number, abolish that series or class and the establishment and designation thereof.

Assets and Liabilities
The DE Declaration also provides that each series of the DE Trust shall be separate and distinct from any other series of the DE Trust, and each class of a series shall be separate and distinct from any other class of the series. The DE Trust shall maintain separate and distinct records on the books of the DE Trust for each series and each class of a series. The DE Trust shall hold and account for the assets and liabilities belonging to any such series separately from the assets and liabilities of the DE Trust or any other series and shall hold and account for the liabilities belonging to any such class of a series separately from the liabilities of the	Assets and Liabilities
The MA Declaration provides that all consideration received by the Trust for the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any

Delaware Statutory Trust	Massachusetts Business Trust

DE Trust, the series or any other class of the series. If any assets or liabilities which are not readily identifiable as assets or liabilities of a particular series, then the board, or an appropriate officer as determined by the board, shall allocate such assets or liabilities to, between or among any one or more of the series in such manner and on such basis as the board, in its sole discretion, deems fair and equitable. Each such allocation by or under the direction of the board shall be conclusive and binding upon the shareholders of all series for all purposes. Liabilities, debts, obligations, costs, charges, reserves and expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class may be charged to and borne solely by such class. The bearing of expenses solely by a particular class of shares may be appropriately reflected in (in a manner determined by the board), and may affect the net asset value attributable to, and the dividend, redemption and liquidation rights of, such class. Each allocation of liabilities, debts, obligations, costs, charges, reserves and expenses by or under the direction of the board shall be conclusive and binding upon the shareholders of all classes for all purposes.	assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the trustees or their delegate shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as the trustees, in their sole discretion, deem fair and equitable. Each such allocation by the trustees or their delegate shall be conclusive and binding upon the shareholders of all series for all purposes. No holder of shares of any series shall have any claim on or right to any assets allocated or belonging to any other series. The assets belonging to each particular series shall be charged with the liabilities of the Trust allocated to that series and all expenses, costs, charges and reserves attributable to that series which are not readily identifiable as belonging to any particular class, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the trustees or their delegate to and among any one or more of the series, established and designated from time to time in such manner and on such basis as the trustees, in their sole discretion, deem fair and equitable and no series or class shall be liable to any person except for its allocated share. Each allocation of liabilities, expenses, costs, charges and reserves by the trustees or their delegate shall be conclusive and binding upon shareholders of all series and classes for all purposes. The trustees or their delegate shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the shareholders. The assets of a particular series of the Trust shall, under no circumstances, be charged with liabilities, expenses, costs, charges and

Delaware Statutory Trust	Massachusetts Business Trust

reserves attributable to any other series thereof of the Trust. All persons extending credit to, contracting with, or having any claim against a particular series of the Trust shall look only to the assets of that particular series for payment of such credit, contract or claim.

Dividends and Distributions
The DE Declaration provides that no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the DE Trust or of any series, nor any redemption of, the shares of any series or class of such series shall be effected by the DE Trust other than from the assets held with respect to such series, nor, except as specifically provided in the DE Declaration, shall any shareholder of any particular series otherwise have any right or claim against the assets held with respect to any other series or the DE Trust generally, except, in the case of a right or claim against the assets held with respect to any other series, to the extent that such shareholder has such a right or claim under the DE Declaration as a shareholder of such other series. The DE Declaration provides that dividends and distributions on shares of a particular series or class may be paid or credited in such manner and with such frequency as the trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees may determine, to the holders of shares of that series or class, from such of the income or capital gains, accrued or realized, from the assets belonging to that series, as the trustees may determine, after providing for actual and accrued liabilities belonging to that series or class or after retaining such amounts as the trustees may deem desirable to use in the conduct of the DE Trust’s current or future business requirements. All dividends and distributions on shares	Dividends and Distributions
The MA Declaration provides that each holder of shares of a series or class thereof shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such series or class net of liabilities, expenses, costs, charges and reserves belonging and allocated to such series or class. The MA Declaration also provides that dividends and distributions on shares of a particular series or class thereof may be paid or credited in such manner and with such frequency as the trustees may determine as long as consistent with the MA Declaration, which may be daily or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the trustees may determine, to the holders of shares of that series or class, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the trustees may determine, after providing for actual and accrued liabilities belonging to that series or class or after retaining such amounts as the trustees may deem desirable to use in the conduct of the Trust’s current or future business requirements. All dividends and distributions on shares of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions. Any such dividend or distribution paid in shares will be paid at the net asset value thereof as determined in accordance with the MA Declaration.

Delaware Statutory Trust	Massachusetts Business Trust

of a particular series or class shall be distributed pro rata to the holders of that series or class in proportion to the number of shares of that series or class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the trustees may determine that no dividend or distribution shall be payable on shares as to which the shareholder’s purchase order and/or payment have not been received by the time or times established by the trustees under such program or procedure. Such dividends and distributions may be made in cash or shares or a combination thereof as determined by the trustees or pursuant to any program that the trustees may have in effect at the time for the election by each shareholder of the mode of the making of such dividend or distribution to that shareholder. Any such dividend or distribution paid in shares will be paid at the net asset value thereof determined in accordance with the provisions of the DE Declaration. The dividends and distributions of investment income and capital gains with respect to shares of a class shall be in such amount as may be declared from time to time by the trustees, and such dividends and distributions may vary between the classes to reflect differing allocations of the expenses of the DE Trust between the classes to such extent and for such purposes as the trustees deem appropriate.

Before payment of any dividend there may be set aside out of any funds of the DE Trust, or the applicable series, available for dividends such sum or sums as the board may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the DE Trust, or any series, or for such	The dividends and distributions of investment income and capital gains with respect to shares of a class of a series shall be in such amount as may be declared from time to time by the trustees, and such dividends and distributions may vary between the classes to reflect differing allocations of the expenses of the Trust between the classes to such extent and for such purposes as the trustees may deem appropriate.

	Delaware Statutory Trust	Massachusetts Business Trust

other lawful purpose as the board shall deem to be in the best interests of the DE Trust, or the applicable series, as the case may be, and the board may abolish any such reserve in the manner in which it was created.

Amendments to Governing Documents	The Delaware Act provides broad flexibility as to the manner of amending and/or restating the governing instrument of a DST. Amendments to the DE Declaration that do not change the information in the DST’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The Massachusetts Statute provides broad flexibility as to the manner of amending or restating the governing instrument of an MBT. The Massachusetts Statute provides that the trustees shall, within thirty (30) days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the Trust has a usual place of business.

Declaration of Trust
Under Article IX of the DE Declaration, the DE Declaration may be restated and/or amended at any time by approval (i) by vote of the shareholders in accordance with Article III, Section 6 and Article V of the DE Declaration; or (ii) by vote of not less than a majority of the board at a properly convened meeting or by an instrument in writing signed by not less than a majority of the board; provided that, to the extent that the DE Declaration, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, requires, in addition to, or apart from, such approval by action of the board, approval of such restatement or amendment by the shareholders, such restatement or amendment is also approved by vote of the shareholders in accordance with Article III, Section 6 and Article V of the DE Declaration. Notwithstanding any provision to the contrary in Article IX of the DE Declaration, except as otherwise expressly provided in the DE Declaration and/or the DE By-Laws, no restatement or amendment may be made to the DE Declaration that would change any	Declaration of Trust
The MA Declaration may be amended by a Majority Shareholder Vote (as defined in the 1940 Act) or by any instrument in writing, without a meeting, signed by a majority of the trustees and consented to by the holders of not less than a majority of the shares outstanding and entitled to vote. The trustees may also amend the MA Declaration without the vote or consent of shareholders to designate series in accordance with the provisions of the MA Declaration, to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof, or if they deem it necessary to conform the MA Declaration to the requirements of applicable federal laws or regulations, but the trustees shall not be liable for failing so to do; except that, no amendment may be made which would change any rights with respect to any shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the shares

	Delaware Statutory Trust	Massachusetts Business Trust

	rights with respect to any shares of the DE Trust by reducing the amount payable thereon upon the liquidation of the DE Trust or by diminishing or eliminating any voting rights pertaining to reducing the amount payable thereon upon liquidation, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote.	outstanding and entitled to vote, or by such other votes as may be established by the trustees with respect to any series of shares. The MA Declaration also provides that nothing contained in the MA Declaration shall permit the amendment of the MA Declaration to impair the exemption from personal liability of the shareholders, trustees, officers, employees and agents of the Trust or to permit assessments upon shareholders.

By-Laws
The DE By-Laws may be amended, restated or repealed or new by-laws may be adopted by the affirmative vote of a majority of the outstanding shares entitled to vote. The DE By-Laws may also be amended, restated or repealed or new by-laws may be adopted by the board, by a vote of not less than a majority of the trustees present at a meeting at which a quorum is present.	By-Laws
The MA By-Laws may be altered, amended or repealed, or new by-laws may be adopted (a) by a Majority Shareholder Vote (as that term is defined in the 1940 Act), or (b) by the trustees, provided, however that no MA By-Law may be amended, adopted or repealed by the trustees if such amendment, adoption or repeal requires, pursuant to law, the MA Declaration or the MA By-Laws, a vote of shareholders.

Certificate of Trust
Pursuant to the DE Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board, without approval of the shareholders, to conform the certificate of trust to any amendment in the DE Declaration or DE By-laws or to correct any inaccuracy contained therein. Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Delaware Secretary of State in order to become effective.

Preemptive Rights and Redemption of Shares	Under the Delaware Act, a governing instrument may contain any provision relating to the rights, duties and obligations of the shareholders. Unless otherwise provided in the governing instrument, a shareholder shall have no preemptive right to subscribe to any additional issue of shares or another interest in a DST.	The MA Statute contains no specific provision with respect to the rights, duties or obligations of shareholders.

Delaware Statutory Trust	Massachusetts Business Trust

The DE Declaration provides that no shareholder shall have the preemptive or other right to subscribe for new or additional shares or other securities issued by the DE Trust or any series thereof.	The MA Declaration provides that the shares of the Trust do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the trustees may determine with respect to any series of shares.

Unless otherwise provided in the DE Trust’s prospectus relating to the outstanding shares, as such prospectus may be amended from time to time, the DE Trust shall purchase the outstanding shares offered by any shareholder for redemption upon such shareholder’s compliance with the procedures set forth in the DE Declaration and/or such other procedures as the board may authorize. The DE Trust shall pay the net asset value for such outstanding shares offered for redemption (excluding any applicable redemption fee or sales charges), in accordance with the DE Declaration, the DE By-Laws, the 1940 Act and other applicable law. The DE Trust will pay shareholders for such redemption of shares within seven days after the date the redemption request is received in proper form and/or compliance with such other procedures authorized by the board; provided, that if payment is made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven-day period. The DE Trust is not liable for any delay of any corporation or other person in transferring such securities.	All shares of the Trust are redeemable at the redemption price determined in the manner set forth in the MA Declaration. Payment for shares of the Trust shall be made to the shareholder within seven (7) days after the date on which the shareholder deposits his share certificate or certificates in the manner described in the MA Declaration, or, if the shareholder has no certificates, submits a written request in the manner provided in the MA Declaration to redeem his shares, unless (i) the date of payment is postponed as provided for in the MA Declaration, or (ii) the receipt, or verification of receipt, of the purchase price for the shares to be redeemed is delayed, in either of which event payment may be delayed beyond seven (7) days.

The DE Trust’s obligations to redeem shares may be suspended or postponed by the board (i) during any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays; (ii) if permitted by the rules of the U.S Securities and	The MA Declaration provides that the Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend

Delaware Statutory Trust	Massachusetts Business Trust

Exchange Commission (“SEC”), during periods when trading on the Exchange is restricted; or (iii) during any National Financial Emergency (as defined in the DE Declaration). The board may, in its discretion, terminate the suspension relating to a National Financial Emergency, as the case may be, on the first business day on which the Exchange reopens or the period specified above expires (as to which, in the absence of an official ruling by the SEC, the determination of the board is conclusive).	and holiday closings; (ii) during which trading on the New York Stock Exchange is restricted; (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iv) during any other period when the SEC may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. In the case of a suspension of the right of redemption, a shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

The DE Trust’s payments for redemption of such outstanding shares shall be made in cash, but may, at the option of the board or an authorized officer, be made in kind or partially in cash and partially in kind. For any payment in kind, the board, or its authorized officers, will have absolute discretion as to what security or securities of the DE Trust or the applicable series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the shares, provided that any shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act or the provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other applicable law, shall receive cash. Shareholders shall bear the expenses of in-kind transactions.

In addition, at the option of the board, the DE Trust may, from time to time,	The MA Declaration further provides that, if the trustees shall, at any time

	Delaware Statutory Trust	Massachusetts Business Trust

without the vote of the shareholders, but subject to the 1940 Act, redeem outstanding shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the board.	and in good faith, be of the opinion that direct or indirect ownership of shares of the Trust has or may become concentrated in any person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such person of a number, or principal amount, of shares of the Trust sufficient to maintain or bring the direct or indirect ownership of shares of the Trust into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue shares of the Trust to any person whose acquisition of the shares of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in the MA Declaration.

The trustees shall have the power at any time to redeem shares of any shareholder at a redemption price determined in accordance with the MA Declaration if at such time the aggregate net asset value of the shares in such shareholder’s account is less than $500. A shareholder will be notified that the value of his account is less than $500 and allowed thirty (30) days to make an additional investment before such a redemption is processed.

The MA Declaration further provides that the Trust may also reduce the number of outstanding shares of the Money Market Fund if necessary to maintain its constant net asset value per share.

Dissolution and Termination Events	The DE Trust shall be dissolved upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the shares of the DE Trust entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of the	The Trust must be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders; (ii) by an instrument in writing, without a meeting, signed by a majority of the trustees and consented to

Delaware Statutory Trust	Massachusetts Business Trust

DE Trust or upon at least thirty days’ prior written notice to the shareholders of the DE Trust; (iii) upon the sale, conveyance and transfer of all of the assets of the DE Trust to another entity; or (iv) upon the occurrence of a dissolution or termination event pursuant to any provision of the DE Declaration or the Delaware Act.	by the holders of not less than two-thirds of such shares, or by such other vote as may be established by the trustees with respect to any series of shares; or (iii) by the trustees by written notice to the shareholders.

A particular series shall be dissolved upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the shares of that series entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that series or upon at least thirty days’ prior written notice to the shareholders of such series; (iii) upon the occurrence of a dissolution or termination event for that series pursuant to any provision of the DE Declaration or the Delaware Act; or (iv) upon any event that causes the dissolution of the DE Trust.

A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

Liquidation upon Dissolution or Termination	Under the Delaware Act, a DST that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known	The Massachusetts Statute does not contain specific provisions with respect to the liquidation upon dissolution or termination of an MBT.

Delaware Statutory Trust	Massachusetts Business Trust

claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

The DE Declaration provides that any remaining assets of the dissolved DE Trust and/or each series thereof (or the particular dissolved series, as the case may be) shall be distributed to the shareholders of the DE Trust and/or each series thereof (or the particular dissolved series, as the case may be) ratably according to the number of shares of the DE Trust and/or such series thereof (or the particular dissolved series, as the case may be) held of record by the several shareholders on the date for such dissolution distribution; provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with respect to such series shall be distributed to each class of such series according to the net asset value computed for such class and within such particular class, shall be distributed ratably to the shareholders of such class according to the number of shares of such class held of record by the several shareholders on the date for such dissolution distribution.	The MA Declaration provides that, upon termination of the Trust; (i) the Trust shall carry on no business except for the purpose of winding up its affairs; (ii) the trustees shall proceed to wind up the affairs of the Trust and all of the powers of the trustees under the MA Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer otherwise dispose of all or any part of the remaining trust property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the trust property shall require shareholder approval in accordance with the MA Declaration; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the trustees may distribute the remaining trust property, in cash or in kind or partly each, among the shareholders according to their respective rights. The MA Declaration further provides that, after termination of the Trust and distribution to the shareholders as therein provided, a majority of the trustees shall execute and

	Delaware Statutory Trust	Massachusetts Business Trust

lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the trustees shall thereupon be discharged from all further liabilities and duties thereunder, and the rights and interest of all shareholders shall thereupon cease. In addition, upon liquidation or termination of a series or class thereof, a shareholder of such series or class thereof shall be entitled to receive a pro rata share of the net assets of such series based on the net asset value of his shares.

Voting Rights, Meetings, Notice, Quorum, Record Dates and Proxies	Under the Delaware Act, the governing instrument may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing instrument may contain any provision relating to meetings, notice requirements, written consents, record dates, quorum requirements, voting by proxy and any other matter pertaining to the exercise of voting rights. The governing instrument may also provide for the establishment of record dates for allocations and distributions by the DST.	The Massachusetts Statute does not contain specific provisions with respect to the voting rights of the shareholders of an MBT.

	The DE Declaration provides that, subject to its Article III, Section 6, the shareholders shall have the power to vote only (i) on such matters required by the DE Declaration, the DE By-Laws, the 1940 Act, other applicable law and any registration statement of the DE Trust, the registration of which is effective; and (ii) on such other matters as the board may consider necessary or desirable.	The MA Declaration provides that shareholders shall have power to vote only with respect to the following matters: (i) election of trustees; (ii) approval of investment advisory agreements; (iii) termination of the Trust as provided in the MA Declaration (and as described above); (iv) certain amendments to the MA Declaration, as provided for therein (and as described above); (v) mergers, consolidations, sales or disposition of all of the assets of the Trust; (vi) incorporation of the Trust, as provided for in the MA Declaration; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not to initiate or maintain certain derivative or class actions on behalf of the Trust or its shareholders; and (viii) other matters as required by

Delaware Statutory Trust	Massachusetts Business Trust

the MA Declaration, the MA By-laws, the 1940 Act or any registration of the Trust with the SEC, or as the trustees may consider necessary or desirable. The MA Declaration further provides that, until shares are issued, the trustees may exercise all rights of shareholders and may take any action required by law, the MA Declaration or the MA By-Laws to be taken by shareholders.

One Vote Per Share
Subject to Article III, Section 6 of the DE Declaration relating to voting by series and classes, the DE Declaration provides that each share is entitled to one vote and each fractional share is entitled to a fractional vote.	One Vote Per Share
The MA Declaration provides that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Trust shall not be voted and that the trustees may, in conjunction with the establishment of any series of shares, establish conditions under which the several series shall have separate voting rights or no voting rights.

Voting by Series or Class
In addition, the DE Declaration provides that all shares of the DE Trust entitled to vote on a matter shall vote on the matter, separately by series and, if applicable, by class, provided that: (i) where the 1940 Act requires all shares of the DE Trust to be voted in the aggregate without differentiation between the separate series or classes, then all of the DE Trust’s shares shall vote in the aggregate; and (ii) if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.	Voting by Series or Class
The MA Declaration provides that all shares of all series shall have “equal voting rights” as provided in the 1940 Act, except as otherwise permitted or required by the 1940 Act. The trustees shall have full power and authority to call meetings of the shareholders of a particular class or classes of shares or of one or more particular series of shares, or otherwise call for the action of such shareholders on any particular matter. On each matter submitted to a vote of the shareholders, all shares of all series shall vote as a single class (“Single Class Voting”), provided, however, that (i) as to any matter with respect to which a separate vote of any series is required by the 1940 Act, such requirements as to a separate vote by that series shall apply in lieu of Single Class Voting as described above; and (ii) as to any matter which does not affect the interest of a particular series, only the holders of shares of the one or

Delaware Statutory Trust	Massachusetts Business Trust

more affected series shall be entitled to vote.

Shareholders’ Meetings The Delaware Act does not mandate annual shareholders’ meetings.	Shareholders’ Meetings The MA Statute does not mandate that an MBT hold annual shareholders’ meetings.

The DE By-Laws authorize the calling of a shareholders’ meeting by the board, the chairperson of the board, the president or any vice-president of the DE Trust for the purpose of (i) taking action upon any matter deemed by the board to be necessary or desirable, including, but not limited to, electing trustees or removing one or more trustees; or (ii) taking action upon any matter requested by shareholders at the request of the shareholders holding not less than ten percent of the shares; provided that, the board, in its sole discretion, has approved the call and holding of such shareholders’ meeting that is requested by shareholders; and provided further that, a shareholders’ meeting for the purpose of electing trustees, or removing one or more trustees, shall be called by the president or any vice-president of the DE Trust at the request of the shareholders holding not less than ten percent of the shares. Any shareholders’ meeting called at the request of shareholders shall be called and held, provided that, in the sole discretion of the board, such shareholders pay the reasonably estimated cost of preparing and mailing the notice thereof. However, no meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve months, unless requested by holders of a majority of all shares entitled to be voted at such meeting.	The MA By-Laws provide that there is no requirement that the trustees have annual meeting of the shareholders. In the event the trustees determine to have an annual meeting of the shareholders, it shall be held at such place within or without the Commonwealth of Massachusetts on such day and at such time as the trustees shall designate. Special meetings of the shareholders may be called at any time by a majority of the trustees and shall be called by any trustee upon written request of shareholders holding in the aggregate not less than ten percent (10%) of the outstanding shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the Commonwealth of Massachusetts on such day and at such time as the trustees shall designate.

The DE By-Laws provide that notice of any meeting of shareholders shall be given to each shareholder entitled to vote	The MA By-Laws further provide that notice of all meetings of shareholders, stating the time, place and purpose of

Delaware Statutory Trust	Massachusetts Business Trust

at such meeting in accordance with Article II, Section 4 of the DE By-Laws not less than ten nor more than one hundred and twenty days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted and to the extent required by the 1940 Act, the purpose or purposes thereof. If any notice addressed to a shareholder, at the address on record with the DE Trust, is returned to the DE Trust marked to indicate the notice cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the shareholder on written demand of the shareholder at the offices of the DE Trust.	the meeting, shall be given by the trustees by mail to each shareholder at his address as recorded on the register of the Trust, mailed at least ten (10) days and not more than sixty (60) days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. No notice need be given to any shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

Record Dates As set forth above, the Delaware Act authorizes the governing instrument of a DST to set forth any provision relating to record dates.	Record Dates The Massachusetts Statute does not contain a specific provision that addresses the record dates of meetings of shareholders of an MBT.

In order to determine the shareholders entitled to notice of, and to vote at, a shareholders’ meeting, the DE Declaration authorizes the board to fix a record date. The record date may not precede the date on which it is fixed by the board and it may not be more than one hundred and twenty days nor less than ten days before the date of the shareholders’ meeting. The DE By-Laws provide that notice of a shareholders’ meeting shall be given to shareholders entitled to vote at such meeting not less than ten nor more than one hundred and twenty days before the date of the meeting.

To determine the shareholders entitled to vote on any action without a meeting, the DE Declaration authorizes the board to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than

Delaware Statutory Trust	Massachusetts Business Trust

ninety days after the date on which the resolution fixing the record date is adopted by the board.

Pursuant to the DE Declaration, if the board does not fix a record date: (i) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; and (ii) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (a) when no prior action by the board has been taken, shall be the day on which the first signed written consent is delivered to the DE Trust, or (b) when prior action of the board has been taken, shall be the day on which the board adopts the resolution taking such prior action.

To determine the shareholders of the DE Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the DE Trust or any series or class thereof (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by Article VIII of the DE Declaration), the DE Declaration authorizes the board (i) to fix a record date, which may not precede the date on which it is fixed by the board nor may it be more than sixty days before the date such dividend or distribution is to be paid; (ii) to adopt standing resolutions fixing record dates and related payment dates at periodic intervals of any duration; and/or (iii) to delegate to an appropriate officer or officers the determination of such periodic record and/or payment dates for such dividends and/or distributions. The board may set different record dates for different series or classes.

The MA By-Laws provide that, for the purpose of determining the shareholders who are entitled to notice of and to vote

Delaware Statutory Trust	Massachusetts Business Trust

at any meeting, or to participate in any distribution, or for the purpose of any other action, the trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the trustees, may determine; or without closing the transfer books the trustees may fix a date not more than ninety (90) days prior to the date of any meeting of shareholders or distribution or other action as a record date for the determinations of the persons to be treated as shareholders of record for such purposes, except for dividend payments which shall be governed by the MA Declaration. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at any meeting.

Quorum for Shareholders’ Meeting
To transact business at a shareholders’ meeting, the DE Declaration provides that a majority of the shares entitled to vote at the meeting, which are present in person or represented by proxy, shall constitute a quorum at such meeting, except when a larger quorum is required by the DE Declaration, the DE By-Laws, applicable law or any securities exchange on which such shares are listed for trading, in which case such quorum shall comply with such requirements. When a separate vote by one or more series or classes is required, a majority of the shares of each such series or class entitled to vote at a shareholders’ meeting of such series or class, which are present in person or represented by proxy, shall constitute a quorum at such series or class meeting, except when a larger quorum is required by the DE Declaration, the DE By-Laws, applicable law or the requirements of any securities exchange on which outstanding shares of such series or class are listed for trading, in which case such quorum shall comply with such requirements.	Quorum for Shareholders’ Meeting
The MA By-Laws provide that, at any meeting of shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of all votes attributable to the outstanding shares (without regard to individual series) entitled to vote with respect to a matter; provided, however, that at any meeting at which the only actions to be taken are actions required by the 1940 Act to be taken by vote of the shareholders of an individual series, a quorum shall consist of majority of all votes attributable to the outstanding shares of such individual series entitled to vote thereon, and that at any meeting at which the only action to be taken shall have been determined by the trustees to affect the rights and interests of one or more but not all series of the Trust, a quorum shall consist of a majority of all votes attributable to the outstanding shares of the series so affected; and provided, further, that reasonable adjournments of such meeting until a quorum is obtained may be made by a vote attributable to the shares present in person or by proxy.

Shareholder Vote	Shareholder Vote

Delaware Statutory Trust	Massachusetts Business Trust

The DE Declaration provides that, subject to any provision of the DE Declaration, the DE By-Laws, the 1940 Act or other applicable law that requires a different vote: (i) in all matters other than the election of trustees, the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the DE Trust entitled to vote at a shareholders’ meeting at which a quorum is present, shall be the act of the shareholders; and (ii) trustees shall be elected by not less than a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at a shareholders’ meeting at which a quorum is present. Pursuant to the DE Declaration, where a separate vote by series and, if applicable, by class is required, the preceding sentence shall apply to such separate votes by series and class.	The MA By-Laws provide that a majority of the votes shall decide any question or a plurality shall elect a trustee, subject to any applicable requirements of law or of the MA By- Laws or the MA Declaration; provided, however, that when any provision of law or of the MA By-Laws requires the holders of shares of any particular series to vote by series and not in the aggregate with respect to a matter, then a majority of all votes attributable to the outstanding shares of that series shall decide such matter insofar as that particular series shall be concerned.

Shareholder Vote on Certain Transactions
Pursuant to the DE Declaration, the board, by vote of a majority of the trustees, may cause the merger, consolidation, conversion, share exchange or reorganization of the DE Trust, or the conversion, share exchange or reorganization of any series of the DE Trust, without the vote of the shareholders of the DE Trust or such series, as applicable, unless such vote is required by the 1940 Act; provided however, that the board shall provide at least thirty days’ prior written notice to the shareholders of the DE Trust or such series, as applicable, of such merger, consolidation, conversion, share exchange or reorganization.

If permitted by the 1940 Act, the board, by vote of a majority of the trustees, and without a shareholder vote, may cause the DE Trust or any one or more series to convert to a master feeder structure and thereby cause series of the DE Trust to either become feeder funds into a	Shareholder Vote on Certain Transactions
The MA Declaration provides that the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property, including its goodwill, upon such terms and conditions and for such consideration when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than two-thirds of such shares, or by such other vote as may be established by the trustees with respect to any series of shares; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the trustees, the vote or written consent of the holders of a majority of shares outstanding and entitled to vote, or by such other vote as

Delaware Statutory Trust	Massachusetts Business Trust

master fund, or to become master funds into which other funds are feeder funds.	may be established by the trustees with respect to any series of shares, shall be sufficient authorization; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts.

The MA Declaration provides that with the approval of the holders of a majority of the shares outstanding and entitled to vote, or by such other vote as may be established by the trustees with respect to any series of shares, the trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property to any such corporation, trust, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. The MA Declaration also provides that nothing contained therein shall be construed as requiring approval of shareholders for the trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the trust property to such organization or entities.

Delaware Statutory Trust	Massachusetts Business Trust

Cumulative Voting The DE Declaration provides that shareholders are not entitled to cumulative voting in the election of trustees or on any other matter.	Cumulative Voting The MA Declaration provides that there shall be no cumulative voting in the election of trustees.

Proxies
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, the trustees or shareholders (as applicable) may vote in person or by proxy and such proxy may be granted in writing, by means of “electronic transmission” (as defined in the Delaware Act) or as otherwise permitted by applicable law. Under the Delaware Act, the term “electronic transmission” is defined as any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.	Proxies The MA Statute does not contain specific provisions with respect to the shareholders of an MBT voting by proxy.

The DE By-Laws permit a shareholder to authorize another person to act as proxy by the following methods: execution of a written instrument or by “electronic transmission” (as defined in the Delaware Act), telephonic, computerized, telecommunications or another reasonable alternative to the execution of a written instrument. Unless a proxy expressly provides otherwise, it is not valid more than eleven months after its date. In addition, the DE By-Laws provide that the revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.	The MA By-Laws provide that, at any meeting of shareholders, any holder of shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the secretary, or with such other officer or agent of the Trust as the trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the trustees, proxies may be solicited in the name of one or more trustees or one or more of the officers of the Trust. When any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be

Delaware Statutory Trust	Massachusetts Business Trust

received in respect of such share. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the change or management of such share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Action by Written Consent
Under the Delaware Act, unless otherwise provided in the governing instrument of a DST, on any matter that is to be voted on by the trustees or the shareholders, such action may be taken without a meeting, without prior notice and without a vote if a written consent(s), setting forth the action taken, is (are) signed by the trustees or shareholders (as applicable) having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all trustees or interests in the DST (as applicable) entitled to vote on such action were present and voted. Unless otherwise provided in the governing instrument, a consent transmitted by “electronic transmission” (as defined in the Delaware Act) by a trustee or shareholder (as applicable) or by a person(s) authorized to act for a trustee or shareholder (as applicable) will be deemed to be written and signed for this purpose.	Action by Written Consent The MA Declaration does not contain specific provisions with respect to action taken by written consent of the shareholders or the trustees of an MBT.

Shareholders. The DE Declaration authorizes shareholders to take action without a meeting if a written consent(s) setting forth the action taken is (are) signed by the holders of a majority of the shares entitled to vote on that action (or such different proportion thereof as shall be required by law, the	Shareholders. The MA By-Laws provide that any action which may be taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the MA Declaration or the MA By-Laws for

	Delaware Statutory Trust	Massachusetts Business Trust

	DE Declaration or the DE By-laws for approval of such action.) A consent transmitted by “electronic transmission” (as defined in the Delaware Act) by a shareholder or by a person(s) authorized to act for a shareholder shall be deemed to be written and signed for purposes of this provision.	approval of such matter) consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

	Board of Trustees. The DE Declaration also authorizes the board or any committee of the board to take action without a meeting and without prior written notice if a written consent(s) setting forth the action taken is (are) executed by trustees having not less than the minimum number of votes necessary to take that action at a meeting at which the entire board or any committee thereof, as applicable, is present and voting. A consent transmitted by “electronic transmission” (as defined in the Delaware Act) by a trustee shall be deemed to be written and signed for purposes of this provision.	Board of Trustees. The MA By-Laws provide that any action required or permitted to be taken at any meeting of the trustees may be taken by the trustees without a meeting if all the trustees consent to the action in writing and the written consents are filed with the records of the trustees’ meetings. Such consents shall be treated as a vote for all purposes.

Removal of Trustees	The governing instrument of a DST may contain any provision relating to the removal of trustees; provided however, that there shall at all times be at least one trustee of the DST.	The MA Statute does not contain specific provisions with respect to the removal of the trustees of an MBT.

	Under the DE Declaration, any trustee may be removed, with or without cause, (i) by the board, by action of a majority of the trustees then in office; or (ii) by shareholders at any meeting called for that purpose.	The MA Declaration provides that any of the trustees may be removed (provided the aggregate number of trustees after such removal shall not be less than the number required by the MA Declaration) with cause, by the action of two-thirds of the remaining trustees.

Vacancies on Board of Trustees	The DE By-Laws provide that vacancies on the board may be filled by not less than a majority vote of the trustee(s) then in office, regardless of the number and even if less than a quorum. However, a shareholders’ meeting shall be called to elect trustees if required by the 1940 Act.

	In the event all trustee offices become	The MA Declaration provides that the term of office of a trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a trustee. No such vacancy shall operate to annul the MA Declaration or to revoke any existing agency created pursuant to the

	Delaware Statutory Trust	Massachusetts Business Trust

	vacant, an authorized officer of the investment adviser that has the greatest amount of assets of the DE Trust under management shall serve as the sole remaining trustee (effective upon the vacancy in office of the last trustee) and shall, as soon as practicable, fill all of the vacancies on the board; provided that the percentage of trustees who are Disinterested Trustees (as defined in the DE By-Laws) shall be no less than that required by the 1940 Act. Upon the qualification of the trustees, the authorized officer of the investment adviser shall resign as trustee and a shareholders’ meeting shall be called, as required by the 1940 Act, to elect trustees.	terms of the MA Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the trustees. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the MA Declaration. An appointment of a trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of trustees.

	Whenever a vacancy in the board shall occur, until such vacancy is filled or the number of authorized trustees constituting the board is decreased pursuant to the DE Declaration, the trustee(s) then in office, regardless of the number and even if less than a quorum, shall have all the board’s powers and shall discharge all the board’s duties as though such number constitutes the entire board.	Whenever a vacancy in the number of trustees shall occur, until such vacancy is filled in the manner provided in the MA Declaration, the trustees in office, regardless of their number, shall have all the powers granted to the trustees and shall discharge all the duties imposed upon the trustees by the MA Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the trustees shall be conclusive evidence of the existence of such vacancy.

Shareholder Liability	Under the Delaware Act, except to the extent otherwise provided in the governing instrument of a DST, shareholders of a DST are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware (such shareholders are generally not liable for the obligations of	The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. Therefore, the owners of an MBT could potentially be liable for the obligations of the MBT, notwithstanding any express provision in the governing instrument stating that the beneficial owners are not personally liable in connection with trust property

	Delaware Statutory Trust	Massachusetts Business Trust

	the corporation).	or the acts, obligations or affairs of the MBT.

	Under the DE Declaration, shareholders are entitled to the same limitation of personal liability as that extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, the board may cause any shareholder to pay for charges of the DE Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to such shareholder by setting off such amount due from such shareholder from the amount of (i) declared but unpaid dividends or distributions owed such shareholder, or (ii) proceeds from the redemption by the DE Trust of shares from such shareholder pursuant to Article VI of the DE Declaration.	The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any persons in connection with Trust property or the acts, obligations or affairs of the Trust. If any shareholder, as such, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a shareholder under the MA Declaration shall not exclude any other right to which such shareholder may be lawfully entitled, nor shall anything therein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided for therein.

Trustee/ Agent Liability	Subject to the provisions in the governing instrument, the Delaware Act provides that a trustee or any other person appointed, elected or engaged to manage the DST, when acting in such capacity, will not be personally liable to any person other than the DST or a shareholder of the DST for any act, omission or obligation of the DST or any trustee. To the extent that at law or in equity, a trustee has duties (including fiduciary duties) and liabilities to the DST and its shareholders, such duties and liabilities may be expanded or restricted by the governing instrument.	The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The trustees of an MBT could potentially be held personally liable for the obligations of the MBT.

	The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust or is or was serving at the request of the	The MA Declaration provides that no trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other

	Delaware Statutory Trust	Massachusetts Business Trust

DE Trust as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise (an “Agent”), when acting in the Agent’s capacity as such, will be liable to the DE Trust and to any shareholder solely for such Agent’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Agent (such conduct referred to as “Disqualifying Conduct”). Subject to the preceding sentence, (i) a trustee shall not be liable for errors of judgment or mistakes of fact or law; and (ii) an Agent will not be liable for any act, omission, neglect or wrongdoing of any other Agent or any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, and/or transfer, dividend disbursing or shareholder servicing agent of the DE Trust. No Agent, when acting in such capacity, shall be personally liable to any person (other than the DE Trust or its shareholders as described above) for any act, omission or obligation of the DE Trust or any trustee of the DE Trust. The trustees, officers and employees of the DE Trust may rely on the advice of counsel or experts as described in the DE Declaration. No officer or trustee shall be liable for any act or omission in accordance with such advice and no inference concerning liability shall arise from a failure to follow such advice.	than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability.

The MA Declaration further provides that no trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Indemnification	Subject to such standards and restrictions, if any, contained in the governing instrument of a DST, the Delaware Act authorizes a DST to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	Although the Massachusetts Statute is silent as to the indemnification of trustees, officers and shareholders, indemnification is expressly provided for in the MA Declaration.

	Pursuant to the DE Declaration, the DE Trust will indemnify any trustee or officer who was or is a party or is threatened to be made a party to any	The MA Declaration provides that every person who is, or has been a trustee or officer of the Trust shall be indemnified by the Trust against all liability and

Delaware Statutory Trust	Massachusetts Business Trust

proceeding by reason of the fact that such trustee or officer is or was a trustee or officer against attorneys’ fees and certain other expenses, judgments, fines, settlements and other amounts incurred in connection with such proceeding if such trustee or officer acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe such trustee’s or officer’s conduct was unlawful. However, there is no right to indemnification for any liability arising from the trustee’s or officer’s Disqualifying Conduct, and in accordance therewith, no indemnification shall be provided to a trustee or officer (i) against any liability to the DE Trust or its shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the trustee or officer engaged in Disqualifying Conduct, (ii) with respect to any matter as to which shall have been finally adjudicated not to have acted in good faith or in the reasonable belief that the trustee’s or officer’s action was in, or not opposed to, the best interest of the DE Trust, or (iii) in the event of a settlement or other disposition not involving a final adjudication resulting in payment by the trustee or officer, unless there has been either a determination that such trustee or officer did not engage in Disqualifying Conduct (a) by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct; (b) by written opinion of independent legal counsel; or (c) by vote of a majority of the Disinterested Trustees of the DE Trust acting on the matter (provided that a majority of such trustees then in office act on the matter).	against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a trustee or officer and against amounts paid or incurred by him in the settlement thereof. The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other; including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The MA Declaration further provides, however, that no indemnification shall be provided thereunder to a trustee or officer (i) against any liability to the Trust or the shareholders by reason of a final adjudication by a court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided above resulting in a payment by a trustee or officer, unless there has been either a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by vote of a majority of the Disinterested Trustees acting on the

Delaware Statutory Trust	Massachusetts Business Trust

matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (B) by written opinion of independent legal counsel.

The DE Declaration also provides that, as used in Article VII, a trustee or officer shall include such Person’s heirs, executors and administrators.	The MA Declaration provides that the rights of indemnification provided therein shall be severable, shall not affect any other rights to which any trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

The DE Declaration provides that nothing contained in Article VII of the DE Declaration shall affect any right to indemnification to which Persons (as defined in the DE Declaration) may be entitled by contract, to the extent not inconsistent with applicable law, or otherwise under law, and notwithstanding any provision to the contrary in the DE Declaration, any contract between the DE Trust and any independent contractor that is or may be deemed an Agent, as a consequence of providing services or products to the DE Trust pursuant to such contract, shall take precedence over the provisions of Article VII and govern with respect to (i) the liability of such independent contractor to the DE Trust, any shareholder or any other Person, (ii) the indemnification of, or advancement of expenses to, such independent contractor by the DE Trust, and (iii) any other contractual rights or obligations of such independent contractor under such contract to the extent that the provisions of, and the rights and obligations under, such contract are in conflict with, or are not addressed by, the provisions of Article VII.	The MA Declaration further provides that nothing contained therein shall affect any rights to indemnification to which personnel other than trustees and officers may be entitled by contract or otherwise under law.

Expenses incurred by an Agent in defending any proceeding may be advanced by the DE Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the Agent to repay the amount of the	Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf

Delaware Statutory Trust	Massachusetts Business Trust

advance if it is ultimately determined that the Agent is not entitled to indemnification by the DE Trust; provided that either (i) such undertaking is secured by a surety bond or some other appropriate security or the DE Trust shall be insured against losses arising out of any such advances, or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of such trustees then in office act on the matter) or independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

A “Disinterested Trustee” for this purpose is one (i) who is not an “Interested Person” of the DE Trust (including anyone who has been exempted from being an “Interested Person” by any rule regulation or order of the SEC, and (ii) against whom none of such actions, suit or other proceeding on the same or similar grounds is then or has been pending. Note that the Securities Act of 1933, as amended, in the opinion of the SEC, and the 1940 Act also limit the ability of the DE Trust to indemnify certain persons, including trustees and officers.

Agents and employees of the DE Trust who are not trustees or officers of the DE Trust may be indemnified under the same standards and procedures described above, at the discretion of the trustees.

An “Agent” for this purpose is any person who is or was an employee or other agent of the DE Trust or is or was serving at the request of the DE Trust as a trustee, director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise.	of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under the MA Declaration, provided that either (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used herein, a “Disinterested Trustee” is one (i) who is an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the SEC), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Note that the Securities Act of 1933, as amended, in the opinion of the SEC, and the 1940 Act also limit the ability of the Trust to indemnify certain persons, including trustees and officers.

	Delaware Statutory Trust	Massachusetts Business Trust

Insurance	The Delaware Act is silent as to the right of a DST to purchase insurance on behalf of its trustees or other persons.	The Massachusetts Statute does not contain specific provisions with respect to the ability of an MBT to obtain insurance on behalf of its trustees or other persons.

However, as the policy of the Delaware Act is to give maximum effect to the principle of freedom of contract and to the enforceability of governing instruments, the DE Declaration authorizes the board, to the fullest extent permitted by applicable law, to purchase with DE Trust assets, insurance for liability and for all expenses of an Agent in connection with any proceeding in which such Agent becomes involved by virtue of such Agent’s actions, or omissions to act, in its capacity or former capacity with the DE Trust, whether or not the DE Trust would have the power to indemnify such Agent against such liability.	The MA Declaration provides that the rights of indemnification provided for therein (as described above) may be insured against by policies maintained by the Trust.

The MA Declaration further provides that the trustees shall, at all times, maintain insurance for the protection of the Trust’s property, its shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable.

Shareholder Right of Inspection	Under the Delaware Act, except to the extent otherwise provided in the governing instrument and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DST certain information regarding the governance and affairs of the DST.	The Massachusetts Statute does not contain specific provisions relating to shareholders’ rights of inspection.

To the extent permitted by Delaware law and the DE By-Laws, a shareholder, upon reasonable written demand to the DE Trust for any purpose reasonably related to such shareholder’s interest as a shareholder, may inspect certain information as to the governance and affairs of the DE Trust during regular business hours. However, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location of furnishing the same, will be established by the board or, in case the board does not act, any officer to whom such power	The MA By-Laws provide that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation or as required by the 1940 Act.

Chapter 156D, Section 16.02 of the Massachusetts General Laws provides that a shareholder of a Massachusetts business corporation, upon advance written notice of at least five days, is generally entitled to inspect and copy, during regular business hours at the office where they are maintained, copies

	Delaware Statutory Trust	Massachusetts Business Trust

	is delegated in the DE By-Laws. In addition, as permitted by the Delaware Act, the DE By-Laws also authorize the board or, in case the board does not act, any officer to whom such power is delegated in the DE By-Laws, to keep confidential from shareholders for such period of time as deemed reasonable any information that the board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the board or such officer, as applicable, in good faith believes would not be in the best interests of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	of certain of the corporations books and records. However, certain records relating meetings of the boards, accounting records and shareholder records require that a shareholder satisfy certain conditions, including demonstrating a proper purpose for the request.

Derivative Actions	Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (i) was a shareholder at the time of the transaction complained about or (ii) acquired the status of shareholder by operation of law or pursuant to the governing instrument from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing instrument.	The Massachusetts Statute does not contain specific provisions addressing derivative actions.

	The DE Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder(s) may bring a derivative action on behalf of the DE Trust only if the shareholder(s) first makes a pre-suit demand upon the board to bring the subject action unless an effort to cause the board to bring such action is excused. A demand on the board shall only be excused if a majority of the board, or a majority of any	The MA Declaration has a provision regarding shareholder voting with respect to derivative actions, as described above.

	Delaware Statutory Trust	Massachusetts Business Trust

committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of the DE Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.

Management Investment Company Classification	The DE Trust, upon completion of the Reorganization, will be an open-end management investment company under the 1940 Act (i.e., a management investment company whose securities are redeemable).	The Trust is an open-end management investment company under the 1940 Act (i.e., a management investment company whose securities are redeemable).

EXHIBIT D

PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

COMSTOCK GVIT VALUE FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	8,476,998.44	99.87%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

COMSTOCK GVIT VALUE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	2,164,337.47	99.79%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029
COMSTOCK GVIT VALUE FUND — CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	3,375,574.65	69.69%
PO BOX 182029 ATTN: ROSANNE GATTA COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,468,418.63	30.31%
NLACA PO BOX 182029 COLUMBUS OH 43218-2029

DREYFUS GVIT INTERNATIONAL VALUE FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	222,476.01	99.95%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

DREYFUS GVIT INTERNATIONAL VALUE FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	227,519.18	99.95%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

DREYFUS GVIT INTERNATIONAL VALUE FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	2,590,928.27	75.77%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE PROVIDENT	564,659.37	16.51%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

DREYFUS GVIT INTERNATIONAL VALUE FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	3,848,422.96	77.18%
PMLIC — VA PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,138,193.51	22.82%
NLACA PO BOX 182029 COLUMBUS OH 43218-2029

DREYFUS GVIT MID CAP INDEX FUND — CLASS I
NATIONWIDE LIFE INSURANCE CO	30,098,721.27	97.72%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

DREYFUS GVIT MID CAP INDEX FUND — CLASS II
NATIONWIDE INSURANCE COMPANY	464,252.51	55.73%
NWVA7 PO BOX 182029 COLUMBUS OH 43218-2029

GREAT WEST LIFE & ANNUITY INS CO	342,624.24	41.13%
8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111

FEDERATED GVIT HIGH INCOME BOND FUND — CLASS I
NATIONWIDE INSURANCE COMPANY	34,307,298.49	99.29%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT DEVELOPING MARKETS — CLASS II
AMERICAN SKANDIA LIFE ASSURANCE CORP	13,178,936.58	95.43%
1 CORPORATE DR SHELTON CT 06484-6208

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT EMERGING MARKETS FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	1,540,150.90	93.63%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT EMERGING MARKETS FUND — CLASS II
NATIONWIDE INSURANCE COMPANY	782,589.99	100.00%
NWVA7 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT EMERGING MARKETS FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	4,727,024.54	98.98%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	271,086.99	90.85%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO OF AMERICA	22,030.93	7.38%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	148,148.77	99.91%
NWVAII PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND — CLASS III
NATIONWIDE INSURANCE CO	1,483,204.46	98.88%
NWVA9 PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	607,999.50	82.61%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO OF AMERICA	84,049.16	11.42%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	43,799.24	5.95%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	336,309.31	99.96%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL HEALTH SCIENCES FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	3,639,148.60	96.80%
NWVA9 PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	3,720,893.89	94.40%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL UTILITIES FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	195,582.02	92.90%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE LIFE INSURANCE CO OF AMERICA	14,375.32	6.83%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT GLOBAL UTILITIES FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	105,343.75	99.86%
NWVAII PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL UTILITIES FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	2,072,835.54	99.09%
ONE NATIONWIDE PLAZA ATTN: PAMELA SMITH COLUMBUS OH 43215-2220

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	773,149.89	99.95%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GLOBAL TECHNOLOGY & COMMUNICATIONS FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	5,587,945.19	95.87%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GOVERNMENT BOND FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	106,330,725.84	97.56%
QPVA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GOVERNMENT BOND FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	608,524.51	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT GOVERNMENT BOND FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	1,556,039.43	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT GOVERNMENT BOND FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	2,280,073.16	62.23%
PMLIC — VA PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,383,779.53	37.77%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GROWTH FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	21,376,966.31	98.41%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT GROWTH FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	2,633,157.79	73.53%
PMLIC — VLI PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	947,990.65	26.47%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43219-2029

GARTMORE GVIT INTERNATIONAL GROWTH FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	478,484.82	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT INTERNATIONAL GROWTH FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	1,376,768.56	99.37%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	22,894,641.23	99.46%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	23,759,467.31	99.69%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE AGGRESSIVE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	53,499,627.88	99.02%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE CONSERVATIVE FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	35,965,867.82	99.65%
NWVA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	88,861,189.27	99.30%
NWVA7 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT MID CAP GROWTH FUND — CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA	3,016,215.99	75.70%
VAR LIFE SEPARATE ACCOUNT PO BOX 182029 ATTN: ROSANNE GATTA COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	968,369.39	24.30%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT MID CAP GROWTH FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	5,554,875.76	96.56%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT MID CAP GROWTH FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	471,293.64	99.99%
NWVAII PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT MID CAP GROWTH FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	45,796.88	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT MONEY MARKET FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	1,483,661,552.27	97.04%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT MONEY MARKET FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	58,269,321.58	62.82%
PMLIC — VA PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	34,487,194.87	37.18%
NLACA PO BOX 18029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT MONEY MARKET FUND — CLASS V

NATIONWIDE LIFE INSURANCE CO	397,911,111.05	86.38%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE CO	62,748,232.00	13.62%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT MONEY MARKET FUND II

NATIONWIDE INSURANCE COMPANY	295,568,141.27	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT NATIONWIDE FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	124,209,920.04	95.36%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT NATIONWIDE FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	85,030.18	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT NATIONWIDE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	921,061.01	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT NATIONWIDE FUND — CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY
OF AMERICA	13,815,991.11	89.85%
VAR LIFE SEPARATE ACCOUNT PO BOX 182029 ATTN: ROSANNE GATTA COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,560,135.65	10.15%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT NATIONWIDE LEADERS FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	623,392.89	98.48%
NWVA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GARTMORE GVIT NATIONWIDE LEADERS FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	60,093.50	100.00%
NWVLI2 PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT U.S. GROWTH LEADERS FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	804,480.57	100.00%
NWVAII PO BOX 182029 COLUMBUS OH 43218-2029

GARTMORE GVIT U.S. GROWTH LEADERS FUND — CLASS III

NATIONWIDE INSURANCE CO	3,062,589.45	99.79%
NWVA9 PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT U.S. GROWTH LEADERS FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	485,343.81	89.49%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

NATIONWIDE PROVIDENT	52,870.68	9.75%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT WORLDWIDE LEADERS FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	2,652,684.37	99.66%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GARTMORE GVIT WORLDWIDE LEADERS FUND — CLASS III

NATIONWIDE LIFE INSURANCE CO	744,844.38	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GVIT EQUITY 500 INDEX FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	24,825,405.28	71.92%
PMLIC — VLI PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	9,691,197.97	28.08%
NLACA PO BOX 182029 COLUMBUS OH 43218-2029

GVIT SMALL CAP GROWTH FUND — CLASS I

NATIONWIDE INSURANCE COMPANY	10,283,134.18	96.56%
NWVA14 PO BOX 182029 COLUMBUS OH 43218-2029

GVIT SMALL CAP GROWTH FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	1,011,182.68	100.00%
NWVA7 PO BOX 182029 COLUMBUS OH 43218-2029

GVIT SMALL CAP GROWTH FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	86,726.32	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GVIT SMALL CAP VALUE FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	55,944,691.57	98.42%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GVIT SMALL CAP VALUE FUND — CLASS II

NATIONWIDE LIFE INSURANCE CO	2,951,025.70	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GVIT SMALL CAP VALUE FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	180,150.65	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

GVIT SMALL CAP VALUE FUND — CLASS IV

NATIONWIDE LIFE INSURANCE COMPANY	2,921,495.21	67.05%
C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 ATTN: ROSANNE GATTA COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,435,899.15	32.95%
VAR ANNUITY SEPARATE ACCOUNT PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GVIT SMALL COMPANY FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	31,719,423.22	98.19%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GVIT SMALL COMPANY FUND — CLASS II

NATIONWIDE INSURANCE COMPANY	1,639,302.49	100.00%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

GVIT SMALL COMPANY FUND — CLASS III

NATIONWIDE INSURANCE COMPANY	79,173.25	100.00%
NWVA 4 PO BOX 182029 COLUMBUS OH 43218-2029

GVIT SMALL COMPANY FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	1,251,417.66	70.04%
PMLIC — VA PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	535,235.23	29.96%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

J.P. MORGAN GVIT BALANCED FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	18,636,596.45	95.87%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

		Percent of the Class
	Number of Shares	Held by the
Name and Address of Shareholder	Beneficially Owned	Shareholder

JP MORGAN GVIT BALANCE FUND — CLASS IV

NATIONWIDE LIFE INSURANCE CO OF AMERICA	3,979,672.72	76.10%
PMLIC — VA PO BOX 182029 COLUMBUS OH 43218-2029

NATIONWIDE LIFE AND ANNUITY COMPANY
OF AMERICA	1,249,517.53	23.90%
NLACA PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

VAN KAMPEN GVIT MULTI-SECTOR BOND FUND — CLASS I

NATIONWIDE LIFE INSURANCE CO	23,469,306.36	98.38%
PO BOX 182029 C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

VOTE BY MAIL
• Read the Proxy Statement and have this card at hand
• Check the appropriate boxes on reverse
• Sign and date Voting Instructions
• Return promptly in the enclosed envelope

GARTMORE VARIABLE INSURANCE TRUST	Complete this instruction form TODAY! Your prompt response will save your Fund the expense of additional mailings.

GARTMORE VARIABLE INSURANCE TRUST

FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs the above referenced insurance company to vote all shares of the Fund of Gartmore Variable Insurance Trust (the “Trust”), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of September 30, 2004, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:15 a.m., Eastern time, and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

	ê	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
Date:

Signature(s) (Title(s), if applicable) (Sign in the Box)
NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
ê		ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

ê	ê

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.
As to any other matter, the appointed proxies shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.	To elect the 14 nominees specified below as Trustees:

(01) Charles E. Allen	(06) Robert M. Duncan	(11) Douglas F. Kridler	FOR all nominees listed (except as marked to	WITHHOLD authority to vote for all
(02) Michael J. Baresich	(07) Barbara L. Hennigar	(12) Michael D. McCarthy	the contrary	nominees.
(03) Paula H. J. Cholmondeley	(08) Paul J. Hondros	(13) Arden L. Shisler	at left).
(04) C. Brent DeVore	(09) Barbara I. Jacobs	(14) David C. Wetmore
(05) Phyllis Kay Dryden	(10) Thomas J. Kerr IV		☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

VOTE BY MAIL
• Read the Proxy Statement and have this card at hand
• Check the appropriate boxes on reverse
• Sign and date Proxy Card
• Return promptly in the enclosed envelope

GARTMORE VARIABLE INSURANCE TRUST	Your prompt response will save your Fund the expense of additional mailings.

GARTMORE VARIABLE INSURANCE TRUST
SPECIAL MEETING OF SHAREHOLDERS
PROXY SOLICITED BY THE TRUSTEES

FUND NAME PRINTS HERE
The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Gerald S. Holland, and Eric E. Miller, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Gartmore Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:15 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

	ê	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
Date:

Signature(s) (Title(s), if applicable) (Sign in the Box)
NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
ê		ê

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

ê	ê

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.	To elect the 14 nominees specified below as Trustees:

(01) Charles E. Allen	(06) Robert M. Duncan	(11) Douglas F. Kridler	FOR all nominees listed (except as marked to	WITHHOLD authority to vote for all
(02) Michael J. Baresich	(07) Barbara L. Hennigar	(12) Michael D. McCarthy	the contrary	nominees.
(03) Paula H. J. Cholmondeley	(08) Paul J. Hondros	(13) Arden L. Shisler	at left).
(04) C. Brent DeVore	(09) Barbara I. Jacobs	(14) David C. Wetmore
(05) Phyllis Kay Dryden	(10) Thomas J. Kerr IV		☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

VOTE BY MAIL
• Read the Proxy Statement and have this card at hand
• Check the appropriate boxes on reverse
• Sign and date Voting Instructions
• Return promptly in the enclosed envelope

GARTMORE VARIABLE INSURANCE TRUST	Complete this instruction form TODAY! Your prompt response will save your Fund the expense of additional mailings.

GARTMORE VARIABLE INSURANCE TRUST

FUND NAME PRINTS HERE
The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of Gartmore Variable Insurance Trust (the “Trust”), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of September 30, 2004, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:15 a.m., Eastern time, and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.
Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

	ê	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
Date:

Signature(s) (Title(s), if applicable) (Sign in the Box)
NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When shares are held by joint tenants, both should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.
ê		ê

es

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

ê	ê

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.
As to any other matter, the appointed proxies shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.	To elect the 14 nominees specified below as Trustees:

(01) Charles E. Allen	(06) Robert M. Duncan	(11) Douglas F. Kridler	FOR all nominees listed (except as marked to	WITHHOLD authority to vote for all
(02) Michael J. Baresich	(07) Barbara L. Hennigar	(12) Michael D. McCarthy	the contrary	nominees.
(03) Paula H. J. Cholmondeley	(08) Paul J. Hondros	(13) Arden L. Shisler	at left).
(04) C. Brent DeVore	(09) Barbara I. Jacobs	(14) David C. Wetmore
(05) Phyllis Kay Dryden	(10) Thomas J. Kerr IV		☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	ê